AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 2, 1995



                                                      REGISTRATION NOS. 33-42391
                                                                        811-6391

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                         POST-EFFECTIVE AMENDMENT NO. 6                      [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                AMENDMENT NO. 8


                        (Check appropriate box or boxes)

                              -------------------
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

                    (Name and Address of Agent for Service)

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

              / / immediately upon filing pursuant to paragraph (b)

              / / on (date) pursuant to paragraph (b)

              / / 60 days after filing pursuant to paragraph (a)(1)


              [X] on January 2, 1996 pursuant to paragraph (a)(1)



              / / 75 days after filing pursuant to paragraph (a)(2)



              / / on (date) pursuant to paragraph (a)(2) of Rule 485


          IF APPROPRIATE, CHECK THE FOLLOWING BOX:

              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


    PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.001 PER SHARE. THE REGISTRANT WILL FILE A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1995 ON OR ABOUT DECEMBER 29, 1995.


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                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                       LOCATION
---------------------------------------------------  ---------------------------------------
PART A
  Item 1.   Cover Page.............................  Cover Page

  Item 2.   Synopsis...............................  Fund Expenses; Fund Highlights

  Item 3.   Condensed Financial Information........  Fund Expenses; Financial Highlights;
                                                       How the Fund Calculates Performance

  Item 4.   General Description of Registrant......  Cover Page; Fund Highlights; How the
                                                       Fund Invests; General Information

  Item 5.   Management of the Fund.................  Financial Highlights; How the Fund is
                                                       Managed

  Item 6.   Capital Stock and Other Securities.....  Taxes, Dividends and Distributions;
                                                       General Information

  Item 7.   Purchase of Securities Being Offered...  Shareholder Guide; How the Fund Values
                                                       its Shares

  Item 8.   Redemption or Repurchase...............  Shareholder Guide; How the Fund Values
                                                       its Shares

  Item 9.   Pending Legal Proceedings..............  Not Applicable

PART B
  Item      Cover Page.............................  Cover Page
    10.

  Item      Table of Contents......................  Table of Contents
    11.

  Item      General Information and History........  General Information
    12.

  Item      Investment Objectives and Policies.....  Investment Objective and Policies;
    13.                                                Investment Restrictions

  Item      Management of the Fund.................  Directors and Officers; Manager;
    14.                                                Distributor

  Item      Control Persons and Principal Holders
    15.       of Securities........................  Not Applicable

  Item      Investment Advisory and Other
    16.     Services...............................  Manager; Distributor; Custodian,
                                                       Transfer and Dividend Disbursing
                                                       Agent and Independent Accountants


  Item      Brokerage Allocation and Other
    17.     Practices..............................  Portfolio Transactions and Brokerage

  Item      Capital Stock and Other Securities.....  Not Applicable
    18.

  Item      Purchase, Redemption and Pricing of
    19.     Securities Being Offered...............  Purchase and Redemption of Fund Shares;
                                                       Shareholder Investment Account; Net
                                                       Asset Value

  Item      Tax Status.............................  Taxes
    20.

  Item      Underwriters...........................  Distributor
    21.

  Item      Calculation of Performance Data........  Performance Information
    22.

  Item      Financial Statements...................  Financial Statements
    23.

PART C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Pacific Growth Fund, Inc.
Class Z Shares
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PROSPECTUS DATED JANUARY 2, 1996

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Prudential Pacific Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks, common stock equivalents (such as convertible debt securities and warrants) and other securities of companies doing business in or domiciled in the Pacific Basin region. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may invest in equity securities of other companies and in non-convertible debt securities and options on stocks, stock indices, foreign currencies and futures contracts on foreign currencies and may purchase and sell futures contracts on foreign currencies and groups of currencies and on financial or stock indices so as to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. The Fund's address is One Seaport Plaza, New York, New York l0292, and its telephone number is (800) 225-1852.



The Fund is not intended to constitute a complete investment program. Because of its objective and policies, including its Pacific Basin orientation, the Fund is subject to greater investment risks than certain other mutual funds. See "How the Fund Invests--Risks and Special Considerations of Investing in Foreign Securities" and "Portfolio Turnover."



Class Z shares are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated January 3, 1995 (the Retail Class Prospectus) which is a part hereof.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 3, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.

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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


                                                                                CLASS Z SHARES
                                                                               ----------------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases (as a percentage of offering
price)......................................................................         None
   Maximum Sales Load or Deferred Sales Load Imposed on Reinvested
Dividends...................................................................         None
   Deferred Sales Load (as a percentage of original purchase price or
    redemption proceeds, whichever is lower)................................         None
   Redemption Fees..........................................................         None
   Exchange Fee.............................................................         None


                                                                               CLASS Z SHARES*
                                                                               ----------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets):
   Management Fees..........................................................         .75%
   12b-1 Fees...............................................................         None
   Other Expenses...........................................................         .51%
                                                                               ----------------
   Total Fund Operating Expenses............................................         1.26%
                                                                               ----------------
                                                                               ----------------



EXAMPLE                                                       1          3          5         10
-------
                                                            YEAR       YEARS      YEARS      YEARS
                                                           -------    -------    -------    -------

You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
   Class Z*.............................................   $ 13       $ 40       $ 69       $152



    The above example is based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended October 31, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



    The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

  ------------------

  * Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended October 31,995.

   THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:


   Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.



   THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE RETAIL CLASS PROSPECTUS:


   The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related accrual differential among the classes.



   THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND
 DISTRIBUTIONS--TAXATION OF SHAREHOLDERS" IN THE RETAIL CLASS PROSPECTUS:


   As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.



   The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.



   THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:


   Class Z shares of the Fund are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual Plan participants should consult Plan documents for a description of the procedures and limitations applicable to the making or changing of investment choices. Copies of the Plan documents are available from the Prudential Securities Benefits Department at One Seaport Plaza, 33rd Floor, New York, New York 10292 or by calling (212) 214-7194.



   The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.



   THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:


   Effective as of the date of this Prospectus, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net asset value for Class Z shares. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above.



   THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

                       Prudential Pacific Growth Fund, Inc.


                        SUPPLEMENT DATED JANUARY 2, 1996 TO
                        PROSPECTUS DATED JANUARY 3, 1995



THE FOLLOWING INFORMATION SUPPLEMENTS "FINANCIAL HIGHLIGHTS" IN THE PROSPECTUS:


                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                     (CLASS A, CLASS B AND CLASS C SHARES)



  The following financial highlights for Class A, Class B and Class C shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B and Class C share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.



                                                         CLASS A       CLASS B       CLASS C
                                                        ----------    ----------    ----------
                                                        SIX MONTHS    SIX MONTHS    SIX MONTHS
                                                          ENDED         ENDED         ENDED
                                                        APRIL 30,     APRIL 30,     APRIL 30,
                                                          1995**        1995**        1995**
                                                        ----------    ----------    ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................    $  16.90      $  16.62       $16.62

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).........................         .02          (.04)        (.04)
Net realized and unrealized gain (loss) on investment
and foreign currency transactions....................       (1.78)        (1.74)       (1.74)
                                                        ----------    ----------       -----
Total from investment operations.....................       (1.76)        (1.78)       (1.78)
                                                        ----------    ----------       -----

LESS DISTRIBUTIONS
Dividends in excess of net investment income.........      --            --            --
Distributions from net realized gains................        (.10)         (.10)        (.10)
                                                        ----------    ----------       -----
Total distributions..................................        (.10)         (.10)        (.10)
                                                        ----------    ----------       -----
Net asset value, end of period.......................    $  15.04      $  14.74       $14.74
                                                        ----------    ----------       -----
                                                        ----------    ----------       -----

TOTAL RETURN#:.......................................      (10.40)%      (10.70)%     (10.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......................    $106,687      $355,035       $1,101
Average net assets (000).............................    $ 94,189      $379,515       $1,048
Ratios to average net assets:
   Expenses, including distribution fees.............        1.51%*        2.26%*       2.26%*
   Expenses, excluding distribution fees.............        1.26%*        1.26%*       1.26%*
   Net investment income (loss)......................         .14%*        (.61)%*      (.44)%*
Portfolio turnover...................................          31%           31%          31%


  ----------------

   * Annualized.


  ** Calculated based upon weighted average shares outstanding during the period.


  # Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:



  The Fund is authorized to offer 2 billion shares of common stock, $.001 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, each consisting of 500 million authorized shares. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.



  THE FOLLOWING INFORMATION FOR THE CLASS Z SHARES SUPPLEMENTS "HOW THE FUND CALCULATES PERFORMANCE" IN THE PROSPECTUS:



  The Fund will include performance data for each class of shares offered through the Prospectus in any advertisement or information including performance data of the Fund.

                      Prudential Pacific Growth Fund, Inc.


                      SUPPLEMENT DATED JANUARY 2, 1996 TO
                   STATEMENT OF ADDITIONAL INFORMATION DATED
                                JANUARY 3, 1995



THE FOLLOWING INFORMATION SUPPLEMENTS "DIRECTORS AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:


  As of October 13, 1995, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.



  As of October 13, 1995: Barry S. Cohn TTEE, Barry S. Cohn MPP Plan DTD 01/01/86, FBO Barry S. Cohn, 2505 Astor Court, Glenview, Illinois owned 16,539 Class C shares (approximately 7% of the outstanding Class C shares); David J. Lenderman TTEE, David J. Lenderman PS Plan DTD 01/01/89, FBO David J. Lenderman, 505 North Lake Shore Drive--Suite 5902, Chicago, Illinois owned 13,494 Class C shares (approximately 6% of the outstanding Class C shares); Prudential Securities C/F, Mark J. Schneider SEP DTD 01/01/93, 345 Cedar Avenue, Highland Park, Illinois owned 14,000 Class C shares (approximately 6% of the outstanding Class C shares); Prudential Securities C/F, Gregg R. Schneider SEP DTD 03/28/89, 3434 Vantage Lane, Glenview, Illinois owned 13,959 Class C shares (approximately 6% of the outstanding Class C shares); and Prudential Securities C/F, Neal Schneider SEP DTD 03/28/89, 310 Old Farm Road, Northfield, Illinois owned 16,439 Class C shares (approximately 7% of the outstanding Class C shares).



  As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 3,575,399 Class A shares (or 49% of the outstanding Class A shares), 18,579,610 Class B shares (or 81% of the outstanding Class B shares) and 229,878 Class C shares (or 94% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:


  Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.



THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:


  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.



  Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares, which are not subject to any sales or redemption charge or any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP



  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Fund's net asset value at April 30, 1995, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share...............................   $15.04
Maximum sales charge (5% of offering price)..........................................   $   79
                                                                                        ------
Offering price to public.............................................................   $15.83
                                                                                        ------
                                                                                        ------
CLASS B
Net asset value, offering price and redemption price per Class B share*..............   $14.74
                                                                                        ------
                                                                                        ------
CLASS C
Net asset value, offering price and redemption price per Class C share*..............   $14.74
                                                                                        ------
                                                                                        ------
CLASS Z
Net asset value, offering price and redemption price per Class Z share**.............   $15.04
                                                                                        ------
                                                                                        ------


------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


** Class Z shares did not exist prior to January 2, 1996.



THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER INVESTMENT ACCOUNT--EXCHANGE PRIVILEGE" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  CLASS Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.



  Prudential Allocation Fund
    (Balanced Portfolio)
   Prudential Equity Income Fund
   Prudential Equity Fund, Inc.
   Prudential Global Fund, Inc.
   Prudential Government Income Fund, Inc.
   Prudential Government Securities Trust
    (Money Market Series)
   Prudential Growth Opportunity Fund, Inc.
   Prudential High Yield Fund, Inc.
   Prudential MoneyMart Assets, Inc.
   Prudential Multi-Sector Fund, Inc.
   Prudential Utility Fund, Inc.



THE FOLLOWING INFORMATION SUPPLEMENTS "PERFORMANCE INFORMATION" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.



  The average annual total return for Class A shares for the one year and since inception (July 24, 1992) periods ended April 30, 1995 was (14.1)% and 14.8%, respectively. The average annual total return for Class B shares for the one year and since inception (July 24, 1992) periods ended April 30, 1995 was (15.3)% and 15.2%, respectively. The average annual total return for Class C shares for the period since inception (August 1, 1994) ended
April 30, 1995 was (15.9)%. During these periods, no Class Z shares were outstanding.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.



  The aggregate total return for Class A shares for the one year and since inception (July 24, 1992) periods ended April 30, 1995 was (9.6)% and 54.1%, respectively. The aggregate total return for Class B shares for the one year and since inception (July 24, 1992) periods ended April 30, 1995 was (10.3)% and 50.8%, respectively. The aggregate total return for Class C shares for the period since inception (August 1, 1994) ended April 30, 1995 was 11.0%. During these periods, no Class Z shares were outstanding.



  The following financial statements are unaudited and are based upon the results of operations for the interim period ended April 30, 1995. Included therein are all adjustments, if any, which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented.

PRUDENTIAL PACIFIC GROWTH FUND, INC.      Portfolio of Investments
                                        April 30, 1995 (Unaudited)

                                              Value
Shares                Description            (Note 1)
               LONG-TERM INVESTMENTS--94.8%
               Common Stocks--90.9%
               Australia--15.8%
  3,655,000    AAPC, Ltd.  .............  $  1,939,612
                 (Lodging)
  2,581,499    Australian National           2,664,802
                 Industries Ltd.
                 (Multi-industry)
    341,200    Brambles Industries Ltd.      3,363,360
                  ......................
                 (Business & public
                 services)
    904,700    Broken Hill Proprietary      13,179,744
                 Co., Ltd.*
                 (Energy sources)
  4,238,473    BTR Nylex Ltd.  .........     8,288,317
                 (Industrial components)
  1,695,679    Coca Cola Amatil, Ltd.       10,354,464
                  ......................
                 (Food & household
                 products)
  1,942,900    Nine Network Australia,       5,578,947
                 Ltd.  .................
                 (Broadcasting &
                 publishing)
  3,800,500    Sea World Property Trust,     2,900,913
                 Ltd.  .
                 (Leisure & tourism)
  1,498,500    West Australia Newspaper,     4,052,326
                 Ltd.
                 (Publishing)
  3,717,400    Western Mining Corp.
                 Holdings, Ltd. ........    21,024,398
                 (Non - ferrous metals)   ------------
                                            73,346,883
                                          ------------
               Hong Kong--12.4%
  3,186,000    Amoy Properties, Ltd.         2,654,314
                  ......................
                 (Real estate)
  1,477,000    Cheung Kong Holdings Ltd.     6,219,349
                  ......................
                 (Real estate)
  2,879,800    Consolidated Electric         6,304,910
                 Power  ................
                 (Utilities - electric &
                 gas)
  2,690,600    Guoco Group, Ltd.  ......    10,217,468
                 (Financial services)
    569,604    HSBC Holdings, PLC  .....     6,603,198
                 (Financial services)
 12,167,000    Hung Hing Printing Group,  $  2,160,892
                 Ltd.
                 (General manufacturing)
  2,278,000    Hutchison Whampoa, Ltd.       9,886,438
                  ......................
                 (Multi-industry)
    812,400    Jardine Matheson Holdings     6,458,580
                 Ltd.* .
                 (General trading)
    709,000    Liu Chong Hing                  572,365
                 Investment, Ltd.
                 (Real estate)
 18,350,000    Techtronic Industries,        1,303,604
                 Ltd.  .................
                 (Machinery &
                 engineering)
  1,597,000    The Wharf Holdings Ltd.       4,785,637
                  ......................  ------------
                 (Multi-industry)
                                            57,166,755
                                          ------------
               India--0.3%
    685,000    Indo Gulf Fertilizer          1,404,250
                 Industries*              ------------
                 (Basic industries)
               Indonesia--0.6%
  1,863,600    Kabel Metal Industries,       2,921,003
                 Ltd.  .................  ------------
                 (Wire & cable)
               Japan--25.9%
    412,000    Aiwa Co.  ...............    11,498,812
                 (Consumer electronics)
     71,600    Autobacs Seven Co.  .....     7,457,625
                 (Merchandising)
    215,000    Daibiru Corp.  ..........     2,655,582
                 (Real estate)
        920    DDI Corp.  ..............     8,085,511
                 (Telecommunications)
    237,000    Fuji Bank  ..............     5,685,748
                 (Financial services)
        400    Japan Associates Finance         48,931
                 Co.
                 (Financial services)
    211,000    Kato Denki Co.  .........     5,137,173
                 (Merchandising)
     57,000    Keyence Corp.  ..........     6,065,558
                 (Electronics)

                                     4        See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                              Value
Shares                Description            (Note 1)
               Japan--(cont'd.)
    135,000    Kyocera Corp.  ..........  $ 10,421,615
                 (Public works -
                 electronics)
    188,000    Nichiei Co.  ............    12,101,663
                 (Financial services)
    155,000    Nintendo Co., Ltd.  .....     9,922,209
                 (Recreation)
    264,000    Nippon Comsys Corp.  ....     3,668,409
                 (Construction)
    500,000    Nippon Express Co.  .....     4,934,679
                 (Transportation)
    290,880    Nissen Co., Ltd.  .......     9,189,321
                 (Merchandising)
    375,000    Omron Corp.  ............     7,348,575
                 (Electronics)
    325,000    Sanwa Bank Ltd.  ........     7,024,941
                 (Banking)
    151,500    Sony Corp.  .............     7,682,957
                 (Entertainment)
     36,000    Tokyo Electronic Co.,         1,120,190
                 Ltd.  .................  ------------
                 (Electronics)
                                           120,049,499
                                          ------------
               Korea--5.2%
     30,621    Daewoo Securities Co.,          887,682
                 Ltd.  .................
                 (Financial services)
    124,460    Lucky Co., Ltd.  ........     3,493,729
                 (Chemicals)
     27,400    Mando Machinery Corp.*        1,757,539
                  ......................
                 (Automotive)
      9,500    Pohang Iron & Steel Co.,        817,472
                 Ltd.  .................
                 (Metals)
     74,932    Samsung Electronics Co.,     12,040,624
                 Ltd.* .
                 (Electronics)
     14,829    Samsung Electronics Co.,
                 Ltd. (New)*  ..........     2,295,300
                 (Electronics)
      9,160    Shinsegae Co.*  .........  $    781,006
                 (Merchandising)
      2,778    Shinsegae Co.* (New)  ...       234,309
                 (Merchandising)
     44,540    Shinwon Corp.*  .........     1,752,738
                 (Merchandising)          ------------
                                            24,060,399
                                          ------------
               Malaysia--10.9%
  2,027,000    IJM Corporation Berhad*       6,727,950
                  ......................
                 (Construction)
      1,000    Kedah Cement Holdings             1,255
                 Berhad
                 (Building materials)
  2,300,000    Kuala Lumpur Kepong           6,609,998
                 Berhad
                 (Miscellaneous
                 materials)
    441,000    Malayasian Airline System     1,365,574
                  ......................
                 (Transportation)
     61,000    Pacific Chemical Berhad         235,802
                  ......................
                 (Chemicals)
      1,500    Pilecon Engineering               1,785
                 Berhad  ...............
                 (Machinery &
                 engineering)
  8,840,000    Renong Berhad  ..........    13,525,683
                 (Infrastructure)
  2,625,000    Resorts World Holdings       13,812,993
                  ......................
                 (Leisure & tourism)
  2,887,000    Technology Resources
                 Industries Berhad*  ...     7,362,113
                 (Data processing &
                 reproduction)
    305,166    Time Engineering Berhad         734,968
                  ......................  ------------
                 (Engineering)
                                            50,378,121
                                          ------------

                                     5       See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                              Value
Shares                Description            (Note 1)
               New Zealand--2.9%
  3,601,100    Fletcher Challenge, Ltd.   $  9,684,802
                  ......................
                 (Forest products &
                 paper)
  2,560,000    Fletcher Forestry, Ltd.       3,580,131
                  ......................  ------------
                 (Forest products &
                 paper)
                                            13,264,933
                                          ------------
               Singapore--14.7%
  1,264,000    City Developments Ltd.        7,434,228
                  ......................
                 (Real estate)
  1,290,750    First Capital Corp.  ....     3,425,459
                 (Construction)
    659,000    Fraser & Neave, Ltd.  ...     7,231,889
                 (Beverages & tobacco)
  1,818,000    Hong Leong Finance, Ltd.      5,763,563
                  ......................
                 (Financial services)
  1,454,000    Overseas Union Bank  ....     8,395,280
                 (Financial services)
  1,528,750    Sembawang Maritime, Ltd.      6,414,566
                  ......................
                 (Transportation)
    474,000    Singapore Airlines Ltd.       4,555,731
                  ......................
                 (Transportation)
  1,144,000    United Overseas Bank,        11,897,863
                 Ltd.  .................
                 (Financial services)
  7,607,000    Wing Tai Holdings  ......    12,876,574
                 (Conglomerates)          ------------
                                            67,995,153
                                          ------------
               Thailand--2.2%
    181,601    Land & House Public Co.,      3,204,506
                 Ltd.
                 (Construction &
                 housing)
  2,722,800    Sahavirya Steel Industry*     7,029,795
                  ......................  ------------
                 (Metals)
                                            10,234,301
                                          ------------
               Total common stocks
                 (cost $386,199,996)....   420,821,297
                                          ------------
               Preferred Stocks--0.4%
               Australia--0.1%
     63,635    Bank of Melbourne, Ltd.    $    599,523
                  ......................  ------------
                 (Financial services)
               Korea--0.3%
      8,200    Daewoo Securities Co.,          161,343
                 Ltd.  .................
                 (Financial services)
     30,450    Mando Machinery Corp.*        1,038,499
                  ......................  ------------
                 (Automotive)
                                             1,199,842
                                          ------------
               Total preferred stocks
                 (cost $1,820,848)......     1,799,365
                                          ------------
               Depository Receipts--1.9%
               Indonesia--1.0%
    121,900    PT Indonesia Satellite*       4,403,638
                  ......................
                 (Telecommunications)
               Korea--0.9%
    145,400    Pohang Iron & Steel Co.,      4,016,675
                 Ltd.*                    ------------
                 (Metals)
               Total depository receipts
                 (cost $9,262,018)......     8,420,313
                                          ------------
               Convertible Loan Stocks--0.2%
               Singapore
    631,000    Sembawang Maritime, Ltd.
                  ......................
                 (Transportation)
               (cost $402,346)..........       878,023
                                          ------------

   Units       Warrants*--1.0%
-----------
               Australia
               West Australian
                 Newspaper, Ltd.
    214,071    expiring June '99 @              60,691
                 A$5.00                   ------------
                 (Publishing)
               Japan--0.3%
               Autobacs Seven Co.
        150    expiring Mar. '96 @             241,875
                 (YEN)8,231
                 (Merchandising)
               Nissen Co., Ltd.
        493    expiring Nov. '96 @             588,763
                 (YEN)1,681  ...........
                 (Merchandising)

                                     6       See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                           Value
  Units             Description           (Note 1)
               Japan--(cont'd.)
               Nitori Co.
     10,250    expiring Feb. '98 @ (YEN)
                 3,268..................  $    605,035
                                          ------------
               (Merchandising)
                                             1,435,673
                                          ------------
               Singapore--0.7%
               Hong Leong Finance, Ltd.
    190,200    expiring Nov. '98 @             177,349
                 SGD3.25
                 (Financial services)
               Singapore Finance
    144,300    expiring June '99 @
                 SGD1.50 .                      70,380
                 (Financial services)
               United Overseas Bank,
                 Ltd.
    600,000    expiring June '97 @
                 SGD3.34 .                   3,141,587
                 (Financial services)     ------------
                                             3,389,316
                                          ------------
               Total warrants
                 (cost $5,905,953)......     4,885,680
                                          ------------

 Principal
  Amount
   (000)       Convertible Bond--0.4%
-----------
               India
               Gujarat Ambuja Cement
US$   1,350    3.50%, 6/30/99
                 (Building materials)
               (cost $2,020,598)........     1,741,500
                                          ------------
               Total long-term
                 investments
                 (cost $405,611,759)....   438,546,178
                                          ------------
               SHORT-TERM INVESTMENT--0.6%
               Repurchase Agreement
               Joint Repurchase Agreement Account,
      2,957    5.93%, 5/1/95 (Note 5)
                 (cost $2,957,000)......     2,957,000
                                          ------------
               Total Investments--95.4%
               (cost $408,568,759; Note
                 4).....................   441,503,178
               Other assets in excess of
                 liabilities--4.6%......    21,318,859
                                          ------------
               Net Assets--100%.........  $462,822,037
                                          ------------
                                          ------------

------------
* Non-income producing security.
                                      7      See Notes to Financial Statements.

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Statement of Assets and Liabilities
 (Unaudited)

                                                                                               April 30,
 Assets                                                                                           1995
                                                                                             --------------
 Investments, at value (cost $408,568,759)................................................    $ 441,503,178
 Foreign currency (cost $13,947,341)......................................................       13,936,724
 Receivable for investments sold..........................................................        8,325,246
 Receivable for Fund shares sold..........................................................        3,286,710
 Dividends and interest receivable........................................................        1,645,038
 Deferred expenses and other assets.......................................................          100,919
                                                                                             --------------
     Total assets.........................................................................      468,797,815
                                                                                             --------------
 Liabilities
 Payable for investments purchased........................................................        2,561,312
 Payable for Fund shares reacquired.......................................................        1,998,072
 Accrued expenses and other liabilities...................................................          726,215
 Distribution fee payable.................................................................          313,978
 Management fee payable...................................................................          284,316
 Deferred Thailand capital gains tax liability............................................           91,885
                                                                                             --------------
     Total liabilities....................................................................        5,975,778
                                                                                             --------------
 Net Assets...............................................................................    $ 462,822,037
                                                                                             --------------
                                                                                             --------------
 Net assets were comprised of:
   Common stock, at par...................................................................    $      31,258
   Paid-in capital in excess of par.......................................................      451,671,399
                                                                                             --------------
                                                                                                451,702,657
   Accumulated net investment loss........................................................         (896,214)
   Accumulated net realized loss on investments and foreign currency transactions.........      (20,823,737)
   Net unrealized appreciation on investments and foreign currencies......................       32,839,331
                                                                                             --------------
   Net assets, April 30 ,1995.............................................................    $ 462,822,037
                                                                                             --------------
                                                                                             --------------
 Class A:
   Net asset value and redemption price per share
     ($106,686,516 / 7,094,793 shares of common stock issued and outstanding).............           $15.04
   Maximum sales charge (5% of offering price)............................................              .79
                                                                                             --------------
   Maximum offering price to public.......................................................           $15.83
                                                                                             --------------
                                                                                             --------------
 Class B:
   Net asset value, offering price and redemption price per share
     ($355,034,960 / 24,088,698 shares of common stock issued and outstanding)............           $14.74
                                                                                             --------------
                                                                                             --------------
 Class C:
   Net asset value, offering price and redemption price per share
     ($1,100,561 / 74,694 shares of common stock issued and outstanding)..................           $14.74
                                                                                             --------------
                                                                                             --------------

See Notes to Financial Statements.
                                        8

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Statement of Operations
 (Unaudited)

                                            Six Months
                                              Ended
                                            April 30,
 Net Investment Income                         1995
                                         ----------------
 Income
   Dividends (net of foreign
     withholding taxes of
     $406,444).......................      $    3,652,694
   Interest..........................             301,345
                                         ----------------
     Total income....................           3,954,039
                                         ----------------
 Expenses
   Management fee....................           1,765,501
   Distribution fee--Class A.........             116,707
   Distribution fee--Class B.........           1,881,977
   Distribution fee--Class C.........               5,198
   Transfer agent's fees and
   expenses..........................             470,000
   Custodian's fees and expenses.....             444,000
   Reports to shareholders...........             135,000
   Registration fees.................              67,000
   Directors' fees...................              21,000
   Amortization of organization
   expense...........................              20,000
   Audit fee.........................              19,000
   Legal fees........................              15,000
   Miscellaneous.....................              15,628
                                         ----------------
     Total expenses..................           4,976,011
                                         ----------------
 Net investment loss.................          (1,021,972)
                                         ----------------
 Realized and Unrealized Gain (Loss)
 on Investment and Foreign Currency
 Transactions
 Net realized loss on:
   Investment transactions (net of
     Thailand capital gains tax of
     $539,305).......................         (20,938,443)
   Foreign currency transactions.....          (1,090,810)
                                         ----------------
                                              (22,029,253)
                                         ----------------
 Net change in unrealized
   appreciation/depreciation on:
   Investments (net of deferred
     Thailand capital gains tax of
     $91,885)........................         (34,898,786)
   Foreign currencies................           1,114,752
                                         ----------------
                                              (33,784,034)
                                         ----------------
   Net loss on investments and
     foreign currencies..............         (55,813,287)
                                         ----------------
 Net Decrease in Net Assets
 Resulting from Operations...........      $  (56,835,259)
                                         ----------------
                                         ----------------

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Statement of Changes in Net Assets
 (Unaudited)

                              Six Months
                                Ended            Year Ended
 Increase (Decrease)          April 30,         October 31,
 in Net Assets                   1995               1994
                           ----------------   ----------------
 Operations
   Net investment loss...   $    (1,021,972)   $    (5,622,111)
   Net realized gain
     (loss) on investment
     and foreign currency
     transactions........       (22,029,253)         2,992,416
   Net change in
     unrealized
appreciation/depreciation
     on investments and
     foreign
     currencies..........       (33,784,034)        24,029,033
                           ----------------   ----------------
   Net increase
     (decrease) in net
     assets resulting
     from operations.....       (56,835,259)        21,399,338
                           ----------------   ----------------
   Net equalization
     credits.............           125,758                 --
                           ----------------   ----------------
 Distributions in excess
   of net investment
   income (Note 1)
   Class A...............                --           (293,320)
   Class B...............                --           (658,425)
                           ----------------   ----------------
                                         --           (951,745)
                           ----------------   ----------------
 Distributions to
   shareholders
   from net realized
   gains
   Class A...............          (575,474)          (944,124)
   Class B...............        (2,780,214)        (3,989,283)
   Class C...............            (5,693)                --
                           ----------------   ----------------
                                 (3,361,381)        (4,933,407)
                           ----------------   ----------------
 Fund share transactions
   (net of
   share conversions)
   (Note 6)
   Proceeds from shares
     sold................       416,535,662        520,354,132
   Net asset value of
     shares
     issued to
     shareholders
     in reinvestment of
     distributions.......         3,169,310          5,612,542
   Cost of shares
   reacquired............      (456,399,897)      (297,243,493)
                           ----------------   ----------------
   Net increase
     (decrease) in net
     assets from Fund
     share
     transactions........       (36,694,925)       228,723,181
                           ----------------   ----------------
 Total increase
   (decrease)............       (96,765,807)       244,237,367
 Net Assets
 Beginning of period.....       559,587,844        315,350,477
                           ----------------   ----------------
 End of period...........   $   462,822,037    $   559,587,844
                           ----------------   ----------------
                           ----------------   ----------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                        9

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Notes to Financial Statements
 (Unaudited)

   Prudential Pacific Growth Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and had no operations other than the issuance of 5,000 shares each of Class A and Class B common stock for $100,000 on May 6, 1992 to Prudential Mutual Fund Management, Inc. (``PMF''). The Fund commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting pol-
                              icies followed by the Fund in the preparation of
its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal period. Accordingly, realized foreign currrency gains (losses) are included in the reported net realized losses on investment transactions.

   Net realized losses on foreign currency transactions of $1,090,810 represent net foreign exchange losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of unrealized depreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
                                      10

   Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due to timing differences concerning recognition of income.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $200,000 of organization and initial registration costs have been deferred and are being amortized over the period of benefit not to exceed 60 months from the date the Fund commenced investment operations.

Note 2. Agreements            The Fund has a manage-
                              ment agreement with PMF. Pursuant to this
agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PMF is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

   The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B shares and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') (regardless of expenses actually incurred by them). The distribution fees are accrued daily and payable monthly.

   Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A plan were .25 of 1% of the average daily net assets of the Class A shares for the six months ended April 30, 1995. Such expenses under the Class B and Class C Plans were 1% of the average daily net assets of both the Class B and Class C shares for the six months ended April 30, 1995.

   PMFD has advised the Fund that it has received approximately $191,000 in front-end sales charges resulting from sales of Class A shares during the six months ended April 30, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

   PSI has advised the Fund that for the six months ended April 30, 1995, it received approximately $924,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.

   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
With Affiliates               wholly owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the six months April 30, 1995, the Fund incurred fees of approximately $392,000 for the services of PMFS. As of April 30, 1995, approximately $65,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Portfolio             Purchases and sales of
Securities                    investment securities, other
                              than short-term investments, for the six months
ended April 30, 1995 were $144,179,127 and $193,739,115, respectively.

   The United States federal income tax basis of the Fund's investments at April 30, 1995 was $408,727,163 and accordingly, net unrealized appreciation for federal income
                                      11
tax purposes was $32,776,015 (gross unrealized appreciation--$50,400,474; gross unrealized depreciation--$17,624,459).

Note 5. Joint                 The Fund, along with other
Repurchase                    affiliated registered invest-
Agreement Account             ment companies, transfers
                              uninvested cash balances into a single joint
account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At April 30, 1995, the Fund had a .44% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $2,957,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

   Bear Stearns & Co. 5.92%, in the principal amount of $125,000,000, repurchase price $125,061,667, due 5/1/95. The value of the collateral including accrued interest is $127,647,875.

   UBS Securities, Inc., 5.93%, in the principal amount of $100,000,000, repurchase price $100,049,417, due 5/1/95. The value of the collateral including accrued interest is $102,001,215.

   Morgan Stanley and Co., Inc., 5.93%, in the principal amount of $225,000,000, repurchase price $225,111,188, due 5/1/95. The value of the collateral including accrued interest is $229,982,534.

   CS First Boston Corp., 5.93%, in the principal amount of $225,000,000, repurchase price $225,111,188, due 5/1/95. The value of the collateral including accrued interest is $229,725,279.

Note 6. Capital               The Fund currently offers
                              Class A, Class B and Class C shares. Class A
shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Commencing in February 1995, Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

   The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into three classes, designated Class A, Class B and Class C common stock. Of the 31,258,185 shares of common stock is-sued and outstanding at April 30, 1995, PMF owned 5,000
Class A shares and 5,000 Class B shares and Prudential owned 211,960 Class A shares.

   Transactions in shares of common stock for the six months ended April 30, 1995 and for the year ended October 31, 1994 were as follows:

Class A                          Shares          Amount
-----------------------------  -----------    -------------
Six months ended
  April 30, 1995:
Shares sold..................   15,037,485    $ 217,368,052
Shares issued in reinvestment
  of distributions...........       36,103          541,915
Shares reacquired............  (15,165,293)    (221,501,053)
                               -----------    -------------
Net decrease in shares
  outstanding before
  conversion.................      (91,705)      (3,591,086)
Shares issued upon conversion
  from Class B...............    1,331,960       18,621,690
                               -----------    -------------
Net increase in shares
  outstanding................    1,240,255    $  15,030,604
                               -----------    -------------
                               -----------    -------------
Year ended October 31, 1994:
Shares sold..................    8,481,016    $ 142,276,687
Shares issued in reinvestment
  of distributions...........       68,502        1,139,181
Shares reacquired............   (6,691,379)    (112,537,168)
                               -----------    -------------
Net increase in shares
  outstanding................    1,858,139    $  30,878,700
                               -----------    -------------
                               -----------    -------------

Class B                          Shares          Amount
-----------------------------  -----------    -------------
Six months ended
  April 30, 1995:
Shares sold..................   12,829,376    $ 184,440,649
Shares issued in reinvestment
  of distributions...........      177,755        2,621,885
Shares reacquired............  (15,233,323)    (220,492,815)
                               -----------    -------------
Net decrease in shares
  outstanding before
  conversion.................   (2,226,192)     (33,430,281)
Shares reacquired upon
  conversion into Class A....   (1,357,212)     (18,621,690)
                               -----------    -------------
Net decrease in shares
  outstanding................   (3,583,404)   $ (52,051,971)
                               -----------    -------------
                               -----------    -------------
Year ended October 31, 1994:
Shares sold..................   22,664,100    $ 375,017,028
Shares issued in reinvestment
  of distributions...........      271,772        4,473,361
Shares reacquired............  (11,011,611)    (182,353,187)
                               -----------    -------------
Net increase in shares
  outstanding................   11,924,261    $ 197,137,202
                               -----------    -------------
                               -----------    -------------
Class C                          Shares          Amount
-----------------------------  -----------    -------------
Six months ended
  April 30, 1995:
Shares sold..................    1,039,554    $  14,726,961
Shares issued in reinvestment
  of distributions...........          373            5,510
Shares reacquired............   (1,008,418)     (14,406,029)
                               -----------    -------------
Net increase in shares
  outstanding................       31,509    $     326,442
                               -----------    -------------
                               -----------    -------------
August 1, 1994 through
  October 31, 1994*
Shares sold..................      183,643    $   3,060,417
Shares reacquired............     (140,458)      (2,353,138)
                               -----------    -------------
Net increase in shares
  outstanding................       43,185    $     707,279
                               -----------    -------------
                               -----------    -------------

------------
* Commencement of offering of Class C shares.
                                      13

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Financial Highlights
 (Unaudited)

                                                          Class A                                         Class B
                                     -------------------------------------------------    --------------------------------------
                                                                             July 24,
                                     Six Months     Year Ended October         1992*       Six Months
                                       Ended                31,               Through        Ended        Year Ended October 31,
                                     April 30,     ---------------------    October 31,    April 30,     ------------------------
                                      1995(D)      1994(D)     1993(D)         1992         1995(D)       1994(D)       1993(D)
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
   period..........................   $  16.90     $ 16.10     $  10.65       $ 10.00       $  16.62      $  15.94      $  10.63
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
 Income from investment operations
 Net investment income (loss)......        .02        (.08)        (.01)         (.02)          (.04)         (.21)         (.10)
 Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions...........      (1.78)       1.15         5.48           .67          (1.74)         1.13          5.43
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
     Total from investment
     operations....................      (1.76)       1.07         5.47           .65          (1.78)          .92          5.33
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
 Less distributions
 Distributions in excess of net
   investment income...............         --        (.06)        (.02)           --             --          (.03)         (.02)
 Distributions from net realized
   gains...........................       (.10)       (.21)          --            --           (.10)         (.21)           --
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
   Total distributions.............       (.10)       (.27)        (.02)           --           (.10)         (.24)         (.02)
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
 Net asset value, end of period....   $  15.04     $ 16.90     $  16.10       $ 10.65       $  14.74      $  16.62      $  15.94
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
                                     ----------    -------    ----------    -----------    ----------    ----------    ----------
 TOTAL RETURN#.....................     (10.40)%      6.67%       51.39%         6.50%        (10.70)%        5.79%        50.17%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)...   $106,687     $98,921     $ 64,353       $13,918       $355,035      $459,949      $250,997
 Average net assets (000)..........   $ 94,189     $92,233     $ 26,264       $12,884       $379,515      $404,506      $ 74,590
 Ratios to average net assets:
   Expenses, including distribution
     fees..........................       1.51%**     1.57%        1.63%         2.72%**        2.26%**       2.33%         2.37%
   Expenses, excluding distribution
     fees..........................       1.26%**     1.33%        1.43%         2.52%**        1.26%**       1.33%         1.37%
   Net investment income (loss)....        .14%**     (.50)%       (.04)%        (.75)%**       (.61)%**     (1.27)%        (.83)%
 Portfolio turnover................         31%         56%          44%            0%            31%           56%           44%
                                                             Class C
                                                    -------------------------
                                      July 24,                     August 1,
                                        1992*       Six Months       1994@
                                       Through        Ended         Through
                                     October 31,    April 30,     October 31,
                                        1992         1995(D)        1994(D)
                                     -----------    ----------    -----------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
   period..........................    $ 10.00        $16.62        $ 16.68
                                     -----------       -----          -----

 Income from investment operations
 Net investment income (loss)......       (.04)         (.04)          (.06)
 Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions...........        .67         (1.74)            --
                                     -----------       -----          -----

     Total from investment
     operations....................        .63         (1.78)          (.06)
                                     -----------       -----          -----

 Less distributions
 Distributions in excess of net
   investment income...............         --            --             --
 Distributions from net realized
   gains...........................         --          (.10)            --
                                     -----------       -----          -----

   Total distributions.............         --          (.10)            --
                                     -----------       -----          -----

 Net asset value, end of period....    $ 10.63        $14.74        $ 16.62
                                     -----------       -----          -----
                                     -----------       -----          -----

 TOTAL RETURN#.....................       6.30%       (10.70)%         (.36)%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)...    $20,050        $1,101        $   718
 Average net assets (000)..........    $16,025        $1,048        $   458
 Ratios to average net assets:
   Expenses, including distribution
     fees..........................       3.52%**       2.26%**        3.00%**
   Expenses, excluding distribution
     fees..........................       2.52%**       1.26%**        2.00%**
   Net investment income (loss)....      (1.55)%**      (.44)%**      (1.64)%**
 Portfolio turnover................          0%           31%            56%

 ----------------
   * Commencement of investment operations.
  ** Annualized.
   @ Commencement of offering of Class C shares.
   # Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (D) Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.
--------------------------------------------------------------------------------
PROSPECTUS DATED JANUARY 3, 1995
--------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks, common stock equivalents (such as convertible debt securities and warrants) and other securities of companies doing business in or domiciled in the Pacific Basin region. See "How the Fund Invests--Investment Objective and Policies." Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may invest in equity securities of other companies and in non-convertible debt securities and options on stocks, stock indices, foreign currencies and futures contracts on foreign currencies and may purchase and sell futures contracts on foreign currencies and groups of currencies and on financial or stock indices so as to hedge its portfolio and to attempt to enhance income. See "How the Fund Invests--Investment Objective and Policies." There is no assurance that the Fund's investment objective will be achieved. The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

The Fund is not intended to constitute a complete investment program. Because of its objective and policies, including its Pacific Basin orientation, the Fund is subject to greater investment risks than certain other mutual funds. See "How the Fund Invests--Risks and Special Considerations of Investing in Foreign Securities" and "Portfolio Turnover."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 3, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.
--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

 WHAT IS PRUDENTIAL PACIFIC GROWTH FUND, INC.?
   Prudential Pacific Growth Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

 WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
   The Fund's investment objective is long term growth of capital. It seeks to achieve this objective by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 6.

 RISK FACTORS AND SPECIAL CHARACTERISTICS
   Under normal circumstances, the Fund anticipates that at least 65% of its total assets will consist of Pacific Basin region corporate securities, primarily common stock and other securities convertible into common stock. See "How the Fund Invests--Investment Objective and Policies" at page 6. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in U.S. Government Securities and those of domestic companies. See "How the Fund Invests--Risks and Special Considerations of Investing in Foreign Securities" at page 7. The Fund may also engage in various hedging and income enhancement strategies, including investing in derivatives. See "How the Fund Invests--Hedging and Income Enhancement Strategies--Risks of Hedging and Income Enhancement Strategies" at page 10.

 WHO MANAGES THE FUND?
   Prudential Mutual Fund Management, Inc. (PMF or the Manager), is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. As of November 30, 1994, PMF served as manager or administrator to 66 investment companies, including 37 mutual funds, with aggregate assets of approximately $47 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13. The management fee is higher than that paid by most other investment companies.

 WHO DISTRIBUTES THE FUND'S SHARES?
   Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares.

   Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares and is paid an annual distribution and service fee at the rate of 1% of the average daily net assets of each of the Class B and Class C shares. See "How the Fund is Managed--Distributor" at page 13.

 WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-- How to Buy Shares of the Fund" at page 20 and "Shareholder Guide--Shareholder Services" at page 28.

 HOW DO I PURCHASE SHARES?

   You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) or on a deferred basis (Class B or Class C shares). See "How the Fund Values Its Shares" at page 16 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 20.

 WHAT ARE MY PURCHASE ALTERNATIVES?

   The Fund offers three classes of shares:

 . Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price
 . Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.
 . Class C Shares:  Sold without an initial sales charge and for one year after purchase, are subject to a 1% CDSC on redemptions. Like
                   Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

   See "Shareholder Guide--Alternative Purchase Plan" at page 21.

 HOW DO I SELL MY SHARES?

   You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 23.

 HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

   The Fund expects to pay dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES

                                    CLASS A SHARES              CLASS B SHARES                  CLASS C SHARES
                                    ---------------    ---------------------------------   -------------------------
SHAREHOLDER TRANSACTION EXPENSES+
   Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)..............         5%                         None                            None
   Maximum Sales Load or Deferred
    Sales Load Imposed on
      Reinvested Dividends.......        None                        None                            None
   Deferred Sales Load (as a
    percentage of original
    purchase price or redemption
      proceeds, whichever is lower).     None          5% during the first year,           1% on redemptions made
                                                       decreasing by 1% annually to 1%     within one year of
                                                       in the fifth and the sixth years    purchase
                                                       and 0% the seventh year*
   Redemption Fees...............        None                        None                            None
   Exchange Fees.................        None                        None                            None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
ASSETS)                             CLASS A SHARES         CLASS B SHARES              CLASS C SHARES
                                    --------------    ------------------------    ------------------------
   Management Fees...............          .75%                   .75%                        .75%
   12b-1 Fees....................          .25%++                1.00%                       1.00%
   Other Expenses................          .58%                   .58%                        .58%
                                            --                     --                          --
   Total Fund Operating
     Expenses....................         1.58%                  2.33%                       2.33%
                                            --                     --                          --
                                            --                     --                          --

EXAMPLE                                                           1        3        5       10
--------------------------------------------------------------
                                                                 YEAR    YEARS    YEARS    YEARS
                                                                 ----    -----    -----    -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
   Class A....................................................   $ 65    $  97    $ 132    $ 228
   Class B....................................................   $ 74    $ 103    $ 135    $ 239
   Class C**..................................................   $ 34    $  73    $ 125    $ 267
You would pay the following expenses on the same investment, assuming no redemption:
   Class A....................................................   $ 65    $  97    $ 132    $ 228
   Class B....................................................   $ 24    $  73    $ 125    $ 239
   Class C**..................................................   $ 24    $  73    $ 125    $ 267

    The above example with respect to Class A and Class B shares is based on restated data for the Fund's fiscal year ended October 31, 1994. The above example with respect to Class C shares is based on expenses expected to have been incurred if Class C shares had been in existence during the entire fiscal year ended October 31, 1994. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
  ------------------
   * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."
  ** Estimated based on expenses expected to have been incurred if Class C shares had been in existence during the entire fiscal year ended October 31, 1994.
   + Pursuant to rules of the National Association of Securities Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
  ++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fee with respect to Class A shares of the Fund to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending October 31, 1995. Total operating expenses without such limitation would be 1.63%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

   The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A, Class B and Class C share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.

                                      CLASS A                                                 CLASS B
               ------------------------------------------------------  ------------------------------------------------------
                     YEAR               YEAR          JULY 24, 1992*         YEAR               YEAR          JULY 24, 1992*
                     ENDED              ENDED            THROUGH             ENDED              ENDED            THROUGH
               OCTOBER 31, 1994+  OCTOBER 31, 1993+  OCTOBER 31, 1992  OCTOBER 31, 1994+  OCTOBER 31, 1993+  OCTOBER 31, 1992
               -----------------  -----------------  ----------------  -----------------  -----------------  ----------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset
 value,
beginning of
  period......      $ 16.10            $ 10.65           $  10.00          $   15.94          $   10.63          $  10.00
                      -----              -----              -----             ------             ------             -----
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
  loss........         (.08)              (.01)              (.02)              (.21)              (.10)             (.04)
Net realized
 and
 unrealized
 gain on
 investment
 and foreign
 currency
  transactions..       1.15               5.48                .67               1.13               5.43               .67
                      -----              -----              -----             ------             ------             -----
Total from
 investment
  operations..         1.07               5.47                .65                .92               5.33               .63
                      -----              -----              -----             ------             ------             -----
LESS
DISTRIBUTIONS:
Distributions
 in excess of
 net
 investment
  income......         (.06)              (.02)           --                    (.03)              (.02)          --
Distributions
 from net
realized
  gains.......         (.21)                --            --                    (.21)                --           --
                      -----              -----              -----             ------             ------             -----
  Total
distributions....      (.27)              (.02)           --                    (.24)              (.02)          --
                      -----              -----              -----             ------             ------             -----
Net asset
 value, end of
   period.....      $ 16.90            $ 16.10           $  10.65          $   16.62          $   15.94          $  10.63
                      -----              -----              -----             ------             ------             -----
                      -----              -----              -----             ------             ------             -----
TOTAL
RETURN***.....         6.67%             51.39%              6.50%              5.79%             50.17%             6.30%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets,
 end of period
 (000)........      $98,921            $64,353           $ 13,918          $ 459,949          $ 250,997          $ 20,050
Average net
 assets
(000).........      $92,233            $26,264           $ 12,884          $ 404,506          $  74,590          $ 16,025
Ratios to
 average net
 assets:+++
 Expenses,
  including
  distribution
  fees........         1.57%              1.63%              2.72%**            2.33%              2.37%             3.52%**
 Expenses,
  excluding
  distribution
  fees........         1.33%              1.43%              2.52%**            1.33%              1.37%             2.52%**
 Net
  investment
  loss........         (.50)%             (.04)%             (.75)%**          (1.27)%             (.83)%           (1.55)%**
Portfolio
  turnover
  rate........           56%                44%                 0%                56%                44%                0%

                     CLASS C
                -----------------
                AUGUST 1, 1994++
                     THROUGH
                OCTOBER 31, 1994+
                -----------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset
 value,
beginning of
  period......       $ 16.68
                       -----
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
  loss........          (.06)
Net realized
 and
 unrealized
 gain on
 investment
 and foreign
 currency
  transactions.           --
                       -----
Total from
 investment
  operations..          (.06)
                       -----
LESS
DISTRIBUTIONS:
Distributions
 in excess of
 net
 investment
  income......            --
Distributions
 from net
 realized
 gains........            --
                       -----
  Total
distributions.            --
                       -----
Net asset
 value, end of
period........       $ 16.62
                       -----
                       -----
TOTAL
RETURN***.....          (.36)%
RATIOS/SUPPLEM
 DATA:
Net assets,
 end of period
(000).........       $   718
Average net
 assets
(000).........       $   458
Ratios to
 average net
 assets:+++
 Expenses,
  including
distribution
  fees........          3.00%**
 Expenses,
  excluding
  distribution
  fees........          2.00%**
 Net
  investment
  loss........         (1.64)%**
Portfolio
  turnover
  rate........            56%

  ------------------

   * Commencement of investment operations.
   ** Annualized.

  *** Total return considers the effects of sale loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a
      full    year are not annualized.

   + Calculated based upon average shares outstanding during the year.

   ++ Commencement of offering of Class C shares.

  +++ Because of the event referred to in ++ and the timing of such, the ratios for Class C shares are not necessarily comparable to that of Class A or Class B shares and are not necessarily indicative of future ratios.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES OF CORPORATIONS DOMICILED IN THE PACIFIC BASIN REGION, INCLUDING, BUT NOT LIMITED TO, JAPAN, AUSTRALIA, HONG KONG, SINGAPORE, SOUTH KOREA, MALAYSIA, THAILAND, INDONESIA, THE PHILIPPINES AND NEW ZEALAND. CURRENT INCOME FROM DIVIDENDS AND INTEREST WILL NOT BE AN IMPORTANT CONSIDERATION IN SELECTING PORTFOLIO SECURITIES. THE FUND ANTICIPATES THAT UNDER NORMAL CONDITIONS AT LEAST 65% OF ITS TOTAL ASSETS WILL CONSIST OF PACIFIC BASIN REGION CORPORATE SECURITIES, PRIMARILY COMMON STOCKS AND OTHER SECURITIES CONVERTIBLE INTO COMMON STOCK. THERE IS NO LIMIT ON THE PERCENTAGE OF FUND ASSETS THAT MAY BE INVESTED IN ANY SINGLE COUNTRY. THE FUND RESERVES THE RIGHT AS A DEFENSIVE MEASURE TO HOLD OTHER TYPES OF SECURITIES WITHOUT LIMIT, INCLUDING COMMERCIAL PAPER OF CORPORATIONS, BANKERS' ACCEPTANCES, NON-CONVERTIBLE DEBT SECURITIES OR GOVERNMENT AND HIGH QUALITY MONEY MARKET SECURITIES OF UNITED STATES AND NON-UNITED STATES ISSUERS, OR CASH (FOREIGN CURRENCIES OR UNITED STATES DOLLARS), IN SUCH PROPORTIONS AS, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, PREVAILING MARKET, ECONOMIC OR POLITICAL CONDITIONS WARRANT. A PORTION OF THE PORTFOLIO NORMALLY WILL BE HELD IN DOLLARS OR SHORT-TERM INTEREST-BEARING DOLLAR-DENOMINATED SECURITIES TO PROVIDE FOR POSSIBLE REDEMPTIONS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT. FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  UNDER NORMAL CIRCUMSTANCES, THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN THE SECURITIES OF ISSUERS DOMICILED OUTSIDE OF THE PACIFIC BASIN REGION. For example, the Fund may invest in a company outside of the Pacific Basin region when the Fund's investment adviser believes at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Basin region even though the company's production facilities are located outside of the Pacific Basin region.

  THE FUND MAY INVEST IN SECURITIES NOT LISTED ON SECURITIES EXCHANGES. THESE SECURITIES WILL GENERALLY HAVE AN ESTABLISHED MARKET (SUCH AS THE OVER-THE-COUNTER MARKET), THE DEPTH AND LIQUIDITY OF WHICH MAY VARY FROM TIME TO TIME AND FROM SECURITY TO SECURITY. THE FUND MAY INVEST UP TO 5% OF ITS NET ASSETS (DETERMINED AT THE TIME OF INVESTMENT) IN SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE AND IN REPURCHASE AGREEMENTS WHICH HAVE A MATURITY LONGER THAN SEVEN DAYS. THE FUND MAY FROM TIME TO TIME LEND ITS PORTFOLIO SECURITIES TO BROKERS OR DEALERS, BANKS OR OTHER RECOGNIZED INSTITUTIONAL BORROWERS OF SECURITIES AND MAY INVEST TO A LIMITED EXTENT IN SECURITIES OF COMPANIES THAT HAVE BEEN IN EXISTENCE FOR LESS THAN THREE YEARS AND IN SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. See "Investment Restrictions" in the Statement of Additional Information.

  In addition to analyzing the companies in which investments are made, the investment adviser also considers such factors as prospects for economic growth for each foreign country; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of securities in each country.

  IN ADDITION TO PURCHASING EQUITY SECURITIES OF PACIFIC BASIN REGION ISSUERS, THE FUND MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) OR OTHER SECURITIES CONVERTIBLE INTO SECURITIES OF

CORPORATIONS DOMICILED IN PACIFIC BASIN REGION COUNTRIES. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

  THE FUND MAY INVEST UP TO 5% OF ITS NET ASSETS IN WARRANTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

  IN ADDITION TO THE PACIFIC BASIN REGION COUNTRIES LISTED ABOVE, THE FUND MAY INVEST DIRECTLY IN TAIWAN, INDIA, PAKISTAN, VIETNAM AND THE PEOPLE'S REPUBLIC OF CHINA, IF AND WHEN THEIR RESPECTIVE STOCK MARKETS BECOME OPEN TO DIRECT FOREIGN INVESTMENT AND SUBJECT TO LOCAL RESTRICTIONS. COMPANIES LOCATED IN THOSE COUNTRIES IN WHICH THE FUND MIGHT INVEST MAY HAVE LIMITED PRODUCT LINES, MARKETS OR FINANCIAL RESOURCES AND MAY LACK MANAGEMENT DEPTH. THE SECURITIES OF THESE COMPANIES MAY HAVE LIMITED MARKETABILITY AND MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN SECURITIES OF LARGER, MORE ESTABLISHED COMPANIES OR THE MARKET AVERAGES IN GENERAL. Due to restrictions on direct investment in equity securities in those countries, the Fund may currently invest in such markets only through a limited number of approved vehicles. At present, this includes investments through listed and unlisted funds. Investment in such funds is subject to limitations under the Investment Company Act of 1940, as amended (the Investment Company Act), and market availability and may involve the payment of substantial premiums above the value of such funds' portfolio securities. The yield of such securities will be reduced by operating expenses of such funds. To the extent to which such vehicles would be treated as "passive foreign investment companies" under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), the Fund may further limit its investments in order to avoid adverse U.S. federal income tax consequences.

  AS INDICATED ABOVE, WHEN CONDITIONS DICTATE A DEFENSIVE STRATEGY, THE FUND MAY INVEST, WITHOUT LIMIT, IN HIGH QUALITY MONEY MARKET INSTRUMENTS OF UNITED STATES AND NON-UNITED STATES ISSUERS (INCLUDING, WITH RESPECT TO UNITED STATES ISSUERS, REPURCHASE AGREEMENTS MATURING IN SEVEN DAYS OR LESS). The Fund will only invest in money market instruments that have short term ratings in at least the second highest category by at least one Nationally Recognized Statistical Rating Organization (NRSRO) or are issued by companies that have outstanding debt securities rated BBB or higher, or its equivalent by an NRSRO or in unrated securities of issuers that the Fund's investment adviser has determined to be of comparable quality. Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's Investors Service Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P), for example, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. See "Description of Security Ratings" in the Statement of Additional Information.

RISKS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

  ALTHOUGH THE FUND INTENDS TO INVEST PRIMARILY IN EQUITY SECURITIES, IT MAY INVEST FROM TIME TO TIME IN DEBT SECURITIES OF FOREIGN ISSUERS. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

  ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than in the United States. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into futures contracts on foreign currencies, forward foreign currency exchange contracts and options on foreign currencies for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

  SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY AND FIXED-INCOME MARKETS OF DEVELOPING COUNTRIES GENERALLY INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE FUND IS ALSO SUSCEPTIBLE TO POLITICAL AND ECONOMIC FACTORS AFFECTING ISSUERS IN PACIFIC BASIN COUNTRIES. MANY OF THE COUNTRIES IN THE PACIFIC BASIN ARE DEVELOPING BOTH POLITICALLY AND ECONOMICALLY AND MAY HAVE RELATIVELY UNSTABLE GOVERNMENTS, ECONOMIES BASED ON ONLY A FEW COMMODITIES OR INDUSTRIES, AND SECURITIES MARKETS TRADING INFREQUENTLY OR IN LOW VOLUME. SOME PACIFIC BASIN COUNTRIES MAY ALSO RESTRICT THE EXTENT TO WHICH FOREIGNERS MAY INVEST IN THEIR SECURITIES MARKETS.

HEDGING AND INCOME ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING INVESTING IN DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE INCOME. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE INCOME OR TO HEDGE THE FUND'S PORTFOLIO. THESE OPTIONS WILL BE ON EQUITY SECURITIES, FINANCIAL INDICES (E.G., S&P 500) AND FOREIGN CURRENCIES. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or currency or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information. There is no limitation on the amount of call options the Fund may write. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of total net assets, or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or foreign currencies or (iii) call options on stock, stock indices or foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total assets; provided, however, that the Fund may purchase put options on stocks held by the Fund if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Fund's total assets. The aggregate value of the obligations underlying put options will not exceed 50% of the Fund's assets.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Investment Objective and Policies--Risks Related to Forward Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING, RETURN ENHANCEMENT AND RISK MANAGEMENT PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

  The Fund may not purchase or sell futures contracts and related options for return enhancement or risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies being hedged is imperfect and there is a risk that the value of the indicies or currencies being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

  The Fund's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.

  RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

  The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Fund will enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.

  ILLIQUID SECURITIES

  The Fund may invest up to 5% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States and privately placed commercial paper. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  The staff of the SEC has taken the position that over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

  PORTFOLIO TURNOVER

  As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 200%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objective and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objective and Policies--Lending of Securities" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

   THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended October 31, 1994, the total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were 1.57%, 2.33% and 3.00%, (annualized) respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended October 31, 1994, the Fund paid management fees to PMF of 0.75% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

  As of November 30, 1994, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 30 closed-end investment companies with aggregate assets of approximately $47 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Fund is Daniel J. Duane, a Managing Director and Chief Investment Officer for Global Equity Investments of Prudential Investment Advisors, a unit of PIC. Mr. Duane has responsibility for the day-to-day management of the Fund's portfolio. Mr. Duane has managed the Fund's portfolio since its inception in July 1992 and has been employed by PIC as a portfolio manager since 1990. He was formerly with First Investors Asset Management from 1986 to 1990 as senior portfolio manager and head of global equity investments. Mr. Duane is a Chartered Financial Analyst. Mr. Duane also serves as the portfolio manager of the Prudential Series Fund Global Equity Portfolio, Prudential Global Fund, Prudential Europe Growth Fund and Prudential Global Genesis Fund.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE

DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1995.

  For the fiscal year ended October 31, 1994, PMFD received payments of $224,701 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1994, PMFD also received approximately $1,380,600 in initial sales charges.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges."

  For the fiscal year ended October 31, 1994, Prudential Securities incurred distribution expenses of approximately $8,137,500 under the Class B Plan and received $4,045,063 from the Fund under the Class B Plan. In addition Prudential Securities received approximately $1,080,500 in contingent deferred sales charges from redemptions of Class B shares during this period.

  For the period August 1, 1994 through October 31, 1994 Prudential Securities incurred distribution expenses of approximately $6,600 under the Class C Plan and received $1,128 from the Fund under the Class C Plan.

  For the fiscal year ended October 31, 1994, the Fund paid distribution expenses of .25%, 1%, and 1% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank & Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

  PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc., (PMFS) Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED

SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund may also from time to time advertise its 30-day yield. See "Performance Information" in the Statement of Additional Information. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market Indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

 TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund. See "Taxes" in the Statement of Additional Information.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

 TAXATION OF SHAREHOLDERS

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Taxes" in the Statement of Additional Information.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any short-term capital loss will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder regardless of the length of time such shares were held.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

 WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

 DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES ON AN ANNUAL BASIS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial advisor to elect to receive dividends and distributions in cash.

  WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

                              GENERAL INFORMATION
DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON AUGUST 14, 1991. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C COMMON STOCK EACH OF WHICH CONSISTS OF 666,666,666 2/3 AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." Pursuant to an order of the SEC, the Fund is permitted to issue and sell multiple classes of common stock. Currently, the Fund is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08966-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government, Income Trust. See "Shareholder Services" below.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Pacific Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

  If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Pacific Growth Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                  ANNUAL 12B-1 FEES
                                              (AS A % OF AVERAGE DAILY
                     SALES CHARGE                    NET ASSETS)                OTHER INFORMATION
                     ------------             -------------------------         -----------------
CLASS A    Maximum initial sales charge of    .30 of 1% (Currently       Initial sales charge waived or
           5% of the public offering price    being charged at a rate    reduced for certain purchases
                                              of .25 of 1%)
CLASS B    Maximum contingent deferred        1%                         Shares convert to Class A shares
           sales charge or CDSC of 5% of                                 approximately seven years after
           the lesser of the amount                                      purchase
           invested or the redemption
           proceeds; declines to zero after
           six years
CLASS C    Maximum CDSC of 1% of the lesser   1%                         Shares do not convert to another
           of the amount invested or the                                 class
           redemption proceeds on
           redemptions made within one year
           of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Common Stock"), and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to a Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

   ALL PURCHASES OF $1 MILLION OR MORE EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" BELOW.

   CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                                     SALES CHARGE AS      SALES CHARGE AS     DEALER CONCESSION
                                                      PERCENTAGE OF        PERCENTAGE OF      AS PERCENTAGE OF
 AMOUNT OF PURCHASE                                  OFFERING PRICE       AMOUNT INVESTED      OFFERING PRICE
-------------------------------------------------   -----------------    -----------------    -----------------
$0 to $24,999....................................          5.00%                5.26                 4.75%
$25,000 to $49,999...............................          4.50                 4.71                 4.25
$50,000 to $99,999...............................          4.00                 4.17                 3.75
$100,000 to $249,000.............................          3.25                 3.36                 3.00
$250,000 to $499,999.............................          2.50                 2.56                 2.40
$500,000 to $999,999.............................          2.00                 2.04                 1.90
$1,000,000 and above.............................          None                 None                 None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

   Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

   Special Rules Applicable to Retirement Plans. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

   Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Directors and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) on which no deferred sales load, fee or other charge was imposed on redemption and (iii) the financial adviser served as the client's broker on the previous purchases.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.

  30-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 30 days after the date of redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares."

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                                      CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                         OF DOLLARS INVESTED OR
             PAYMENT MADE                               REDEMPTION PROCEEDS
-------------------------------------------------    -------------------------

First............................................               5.0%
Second...........................................               4.0%
Third............................................               3.0%
Fourth...........................................               2.0%
Fifth............................................               1.0%
Sixth............................................               1.0%
Seventh..........................................               None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing shares acquired prior to July 1, 1985, and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement:
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares approximately seven years after purchase. It is currently anticipated that conversions will occur during the months of February, May, August and November commencing in or about February 1995. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula; (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares. The conversion feature described above will not be implemented and, consequently, the first conversion of Class B shares will not occur before February, 1995, but as soon thereafter as practicable. At that time all amounts representing Class B shares then outstanding for at least seven years will automatically convert to Class A shares, together with all shares or amounts representing Class B shares acquired through the automatic reinvestment of dividends and distributions then held in your account.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion

Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. ALL EXCHANGES WILL BE MADE ON THE BASIS OF THE RELATIVE NAV OF THE TWO FUNDS NEXT DETERMINED AFTER THE REQUEST IS RECEIVED IN GOOD ORDER. THE EXCHANGE PRIVILEGE IS AVAILABLE ONLY IN STATES WHERE THE EXCHANGE MAY LEGALLY BE MADE.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGE. Commencing in or about February 1995, a special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. It is currently anticipated that this exchange will occur quarterly in February, May, August and November. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following:
(1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                                                        Global Assets Portfolio
       TAXABLE BOND FUNDS                               Short-Term Global Income Portfolio
 Prudential Adjustable Rate Securities Fund, Inc.       Global Utility Fund, Inc.
 Prudential GNMA Fund, Inc.
 Prudential Government Income Fund, Inc.                    EQUITY FUNDS
 Prudential Government Securities Trust                 Prudential Allocation Fund
   Intermediate Term Series                                 Conservatively Managed Portfolio
 Prudential High Yield Fund,Inc.                            Strategy Portfolio
 Prudential Structured Maturity Fund,Inc.               Prudential Equity Fund, Inc.
   Income Portfolio                                     Prudential Equity Income Fund
Prudential U.S. Government Fund                         Prudential Growth Opportunity Fund, Inc.
The BlackRock Government Income Trust                   Prudential IncomeVertible(R) Fund, Inc.
                                                        Prudential Multi-Sector Fund, Inc.
       TAX-EXEMPT BOND FUNDS                            Prudential Strategist Fund, Inc.
                                                        Prudential Utility Fund, Inc.
 Prudential California Municipal Fund                   Nicholas-Applegate Fund, Inc.
   California Series                                        Nicholas-Applegate Growth Equity Fund
   California Income Series
 Prudential Municipal Bond Fund                            MONEY MARKET FUNDS
   High Yield Series
   Insured Series                                       . Taxable Money Market Funds
   Modified Term Series                                 Prudential Government Securities Trust
 Prudential Municipal Series Fund                       Money Market Series
   Arizona Series                                       U.S. Treasury Money Market Series
   Florida Series                                       Prudential Special Money Market Fund
   Georgia Series                                           Money Market Series
   Hawaii Income Series                                 Prudential MoneyMart Assets
   Maryland Series                                      Tax-Free Money Market Funds
   Massachusetts Series                                 Prudential Tax-Free Money Fund                           .
                                                        Prudential California Municipal Fund
   Minnesota Series                                          California Money Market Series
   New Jersey Series                                    Prudential Municipal Series Fund
   New York Series                                           Connecticut Money Market Series
   North Carolina Series                                     Massachusetts Money Market Series
   Ohio Series                                               New Jersey Money Market Series
   Pennsylvania Series                                       New York Money Market Series
   Prudential National Municipals Fund, Inc.            . Command Funds
                                                        Command Money Fund
       GLOBAL FUNDS                                     Command Government Fund
                                                        Command Tax-Free Fund
 Prudential Europe Growth Fund, Inc.                    . Institutional Money Market Funds
 Prudential Global Fund, Inc.                           Prudential Institutional Liquidity Portfolio, Inc.
 Prudential Global Genesis Fund, Inc.                   Institutional Money Market
 Prudential Global Natural Resources Fund, Inc.Series
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Prudential Short-Term Global Income Fund, Inc.
                                      A-1

NO DEALER, SALES REPRESENTATIVE OR ANY
OTHER PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
HEREIN, AND, IF GIVEN OR MADE, SUCH
OTHER INFORMATION OR REPRESENTATIONS
MUST NOT BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND OR THE                                Prudential
DISTRIBUTOR. THIS PROSPECTUS DOES NOT                        Pacific Growth
CONSTITUTE AN OFFER BY THE FUND OR BY                        Fund, Inc.
THE DISTRIBUTOR TO SELL, OR A SOLICITATION                   ===================
OF ANY OFFER TO BUY ANY OF THE SECURITIES
OFFERED HEREBY IN ANY JURISDICTION TO ANY
PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH
OFFER IN SUCH JURISDICTION.
==============================================

       TABLE OF CONTENTS
                                         PAGE
                                         ----


FUND EXPENSES.........................     2
FINANCIAL HIGHLIGHTS..................     4
HOW THE FUND INVESTS..................     6
 Investment Objective and Policies....     6
 Risks and Special Considerations of
Investing in Foreign Securities.......     7
 Hedging and Income Enhancement
Strategies............................     8
 Other Investments and Policies.......    11
 Investment Restrictions..............    12
HOW THE FUND IS MANAGED...............    13
 Manager..............................    13
 Distributor..........................    13
 Fee Waivers and Subsidy..............    16
 Portfolio Transactions...............    16
 Custodian and Transfer and Dividend
Disbursing Agent......................    16
HOW THE FUND VALUES ITS SHARES........    16
HOW THE FUND CALCULATES PERFORMANCE...    16
TAXES, DIVIDENDS AND DISTRIBUTIONS....    17
GENERAL INFORMATION...................    19
 Description of Common Stock..........    19
 Additional Information...............    19
SHAREHOLDER GUIDE.....................    20
 How to Buy Shares of the Fund........    20
 Alternative Purchase Plan............    21
 How to Sell Your Shares..............    23
 Conversion Feature--Class B Shares...    26
 How to Exchange Your Shares..........    27
 Shareholder Services.................    28
THE PRUDENTIAL MUTUAL FUND FAMILY.....   A-1

==============================================       PROSPECTUS
MF 157A                                4445680       JANUARY 3, 1995



   CUSIP NOS.:  CLASS A: 743941 10 6                 PRUDENTIAL MUTUAL FUNDS
                CLASS B: 743941 20 5                 BUILDING YOUR FUTURE
                CLASS C: 743941 30 4                 ON OUR STRENGTH
                                                     [LOGO]

                          PRUDENTIAL MUTUAL FUNDS
                        Supplement dated May 5, 1995


          The following information supplements the Prospectus of
                       each of the Funds listed below.

                             SHAREHOLDER GUIDE

ALTERNATIVE PURCHASE PLAN

Class A Shares--Reduction and Waiver of Initial Sales Charges

     Other Waivers. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

HOW TO SELL YOUR SHARES

     90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not effect federal tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.

     Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this supplement relates.

         Name of Fund                                  Prospectus Date
         ------------                                  ---------------
Prudential Adjustable Rate Securities Fund, Inc.       May 1, 1994
Prudential Allocation Fund                             September 29, 1994
Prudential California Municipal Fund
     California Income Series                          December 30, 1994
     California Series                                 December 30, 1994
Prudential Equity Income Fund                          December 30, 1994
Prudential Global Fund, Inc.                           January 3, 1995
Prudential Global Genesis Fund, Inc.                   August 1, 1994
Prudential Global Natural Resources Fund, Inc.         August 1, 1994
Prudential Multi-Sector Fund, Inc.                     August 1, 1994
Prudential Municipal Bond Fund                         August 1, 1994
Prudential Municipal Series Fund
     Arizona Series                                    December 30, 1994
     Florida Series                                    December 30, 1994
     Georgia Series                                    December 30, 1994
     Maryland Series                                   December 30, 1994
     Massachusetts Series                              December 30, 1994
     Michigan Series                                   December 30, 1994
     Minnesota Series                                  December 30, 1994
     New Jersey Series                                 December 30, 1994
     New York Series                                   December 30, 1994
     North Carolina Series                             December 30, 1994
     Ohio Series                                       December 30, 1994
     Pennsylvania Series                               December 30, 1994
Prudential Pacific Growth Fund, Inc.                   January 3, 1995
Prudential Short-Term Global Income Fund, Inc.
     Global Assets Portfolio                           January 3, 1995
     Short-Term Global Income Fund                     January 3, 1995
Prudential Strategist Fund, Inc.                       August 1, 1994
Prudential U.S. Government Fund                        January 3, 1995
The BlackRock Government Income Trust                  November 1, 1994
                                                       (as supplemented
                                                       December 30, 1994)

                          PRUDENTIAL MUTUAL FUNDS
                       Supplement dated July 3, 1995


        The following information supplements the prospectuses of each of the Funds listed on the reverse.

                             SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

Reduction and Waiver of Initial Sales Charges.

     PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code), including pension, profit-sharing, stock-bonus or other employee benefit plans under
Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service)
(hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

         Name of Fund                                  Prospectus Date
         ------------                                  ---------------
Prudential Adjustable Rate Securities Fund, Inc.       June 26, 1995
Prudential Allocation Fund                             September 29, 1994
Prudential Diversified Bond Fund, Inc.                 January 3, 1995
                                                       (as supplemented
                                                       June 20, 1995)
Prudential Equity Fund, Inc.                           February 28, 1995
Prudential Equity Income Fund                          December 30, 1994
Prudential Global Fund, Inc.                           January 3, 1995
Prudential Global Genesis Fund, Inc.                   August 1, 1994
Prudential Global Natural Resources Fund, Inc.         August 1, 1994
Prudential GNMA Fund, Inc.                             March 2, 1995
Prudential Government Income Fund, Inc.                May 1, 1995
Prudential Growth Opportunity Fund, Inc.               February 1, 1995
Prudential High Yield Fund, Inc.                       February 28, 1995
Prudential IncomeVertible Fund, Inc.                   March 1, 1995
Prudential Intermediate Global Income Fund, Inc.       March 2, 1995
Prudential Multi-Sector Fund, Inc.                     June 30, 1995
Prudential Pacific Growth Fund, Inc.                   January 3, 1995
Prudential Short-Term Global Income Fund, Inc.
     Global Assets Portfolio                           January 3, 1995
     Short-Term Global Income Fund                     January 3, 1995
Prudential Structured Maturity Fund, Inc.              March 1, 1995
Prudential U.S. Government Fund                        January 3, 1995
Prudential Utility Fund, Inc.                          March 1, 1995
The BlackRock Government Income Trust                  November 1, 1994
                                                       (as supplemented
                                                       December 30, 1994)
Global Utility Fund, Inc.                              February 1, 1995
Nicholas-Applegate Fund, Inc.                          March 6, 1995

                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                      Statement of Additional Information
                             dated January 3, 1995

  Prudential Pacific Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks, common stock equivalents (including warrants and convertible debt securities) and other equity securities of companies doing business in or domiciled in the Pacific Basin region. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may invest in equity securities of other companies and in non-convertible debt securities and options on stocks, stock indices, foreign currencies and futures contracts on foreign currencies and on financial or stock indices and may purchase and sell futures contracts on foreign currencies and groups of currencies so as to hedge its portfolio and to attempt to enhance income. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated January 3, 1995, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                                     CROSS-REFERENCE
                                                                                       TO PAGE IN
                                                                             PAGE      PROSPECTUS
                                                                             ----    ---------------
Investment Objective and Policies.........................................   B-2             6
Investment Restrictions...................................................   B-12           12
Directors and Officers....................................................   B-14           13
Manager...................................................................   B-17           13
Distributor...............................................................   B-19           13
Portfolio Transactions and Brokerage......................................   B-22           16
Purchase and Redemption of Fund Shares....................................   B-23           20
Shareholder Investment Account............................................   B-26           28
Net Asset Value...........................................................   B-30           16
Taxes.....................................................................   B-30           17
Performance Information...................................................   B-34           16
Custodian, Transfer and Dividend Disbursing Agent and Independent
Accountants...............................................................   B-36           16
Description of Security Ratings...........................................   B-36           --
Financial Statements......................................................   B-38           --
Independent Auditor's Report..............................................   B-50           --

--------------------------------------------------------------------------------
MF 157 B

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in common stocks, common stock equivalents (including warrants and convertible debt securities) and other equity securities of companies doing business in or domiciled in the Pacific Basin region, including but not limited to, Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, The Philippines and New Zealand. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

OPTIONS ON SECURITIES

  The Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will write put options only when the investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other liquid high-grade debt obligations in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value equal to the exercise price in a segregated account with its Custodian, or else holds on a share-for-share basis a put of the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

  The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

  Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

  If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Special Considerations and Risks of Investing in Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-dominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

  There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

  Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, currency futures contracts are available on various foreign currencies including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, West German Mark and Eurodollars. Index futures contracts are available on various U.S. and foreign securities indices.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use currency futures and options on futures or commodity options contracts in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases.

  Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

  The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

  An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, West German Mark and Eurodollars. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indicies including the S&P 500 Stock Index and the NYSE Composite Index.

  The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

  The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash, U.S. Government securities, or liquid assets equal to the aggregate exercise price of the puts. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices, foreign currencies or futures contracts on foreign currencies or (iii) call options on stocks, stock indices or foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total net assets; provided, however, that the Fund may purchase put options on stocks held by the Fund if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Fund's total assets. In addition, the Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

  POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy, the Fund may invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The Fund does not intend to have more than 5% of its net assets (determined at the time of entering into the transaction) involved in transactions on a when-issued or delayed delivery basis during the coming year.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. As a matter of current operating policy, the Fund will not engage in short-sales other than short-sales against-the-box. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

REPURCHASE AGREEMENTS

  The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may not invest more than 5% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, the Fund does not intend to invest in such securities, except as set forth in the Prospectus with respect to certain countries which do not permit direct foreign equity investments. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

       1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

       2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
   (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

       3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

       4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

       5. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

       6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

       7. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

       8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

       9. Make investments for the purpose of exercising control or management.

      10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

      11. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

      12. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

      13. Purchase more than 10% of all outstanding voting securities of any one issuer.

  The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's voting securities.

  In order to comply with certain "blue sky" restrictions, the Fund will not as a matter of operating policy:

      1. Invest in oil, gas and mineral leases.

      2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Fund's Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      3. Purchase warrants if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

      4. Invest in securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      5. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities of issuers which are not readily marketable.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                                      POSITION WITH                      PRINCIPAL OCCUPATIONS
        NAME AND ADDRESS                 THE FUND                         DURING PAST 5 YEARS
-------------------------------- ------------------------  -------------------------------------------------
 Stephen C. Eyre                 Director                  Executive Director, The John A. Hartford
 c/o Prudential Mutual                                      Foundation, Inc. (charitable foundation) (since
 Fund Management, Inc.                                      May 1985); Director of Faircom, Inc..
 One Seaport Plaza
 New York, NY

 Delayne Dedrick Gold            Director                  Marketing and Management Consultant.
 c/o Prudential Mutual
 Fund Management, Inc.
 One Seaport Plaza
 New York, NY

 Don G. Hoff                     Director                  Chairman and Chief Executive Officer of Intertec,
 c/o Prudential Mutual                                      Inc. (Investments) since 1980; Director of
 Fund Management, Inc.                                      Innovative Capital Management, Inc., The Asia
 One Seaport Plaza                                          Pacific Fund, Inc. and The Greater China Fund,
 New York, NY                                               Inc..

                                      POSITION WITH                      PRINCIPAL OCCUPATIONS
        NAME AND ADDRESS                 THE FUND                         DURING PAST 5 YEARS
-------------------------------- ------------------------  -------------------------------------------------
*Harry A. Jacobs, Jr.            Director                  Senior Director (since January 1986) of
 One Seaport Plaza                                          Prudential Securities Incorporated (Prudential
 New York, NY                                               Securities); formerly Interim Chairman and Chief
                                                            Executive Officer of Prudential Mutual Fund Man-
                                                            agement, Inc. (PMF) (June-September 1993);
                                                            formerly Chairman of the Board of Prudential
                                                            Securities (1982-1985) and Chairman and Chief
                                                            Executive Officer of Bache Group Inc.
                                                            (1977-1982); Trustee of The Trudeau Institute;
                                                            Director of The First Australia Fund, Inc., The
                                                            First Australia Prime Income Fund, Inc., The
                                                            Global Government Plus Fund, Inc., The Global
                                                            Total Return Fund, Inc. and the Center for
                                                            National Policy.

 Sidney R. Knafel                Director                  Managing Partner of SRK Management Company
 c/o Prudential Mutual                                      (investments) since 1981; Chairman of Insight
 Fund Management, Inc.                                      Communications Company, L.P., Microbiological
 One Seaport Plaza                                          Associates, Inc.; Director of Cellular
 New York, NY                                               Communications, Inc., Cellular Communications
                                                            International, Inc., Cellular Communications of
                                                            Puerto Rico, Inc.,General American Investors
                                                            Company, Inc., IGENE Biotechnology, Inc.,
                                                            International CableTel Incorporated, Medical
                                                            Imaging Centers of America, Inc. and a number of
                                                            private companies.

 Robert E. LaBlanc               Director                  President of Robert E. LaBlanc Associates, Inc.
 c/o Prudential Mutual                                      (telecommunications) since 1981; Director of
 Fund Management, Inc.                                      Contel Cellular, Inc., M/A- COM, Inc., Storage
 One Seaport Plaza                                          Technology Corporation, TIE/communications, Inc.
 New York, NY                                               and Tribune Company; Trustee of Manhattan
                                                            College.

*Lawrence C. McQuade             President and Director    Vice Chairman of PMF (since 1988) and Managing
 One Seaport Plaza                                          Director, Investment Banking of Prudential
 New York, NY                                               Securities (1988-1991); Director of Czech &
                                                            Slovak American Enterprise Fund (since October
                                                            1994), Quixote Corporation (since February
                                                            1992), BUNZL, P.L.C. (since June 1991); formerly
                                                            Director of Crazy Eddie Inc. (1987-1990) and
                                                            Kaiser Tech., Ltd. and Kaiser Aluminum and
                                                            Chemical Corp. (March 1987-November 1988);
                                                            formerly Executive Vice President and Director
                                                            of W. R. Grace & Co. (1975-1987); President and
                                                            Director of The High Yield Income Fund, Inc.,
                                                            The Global Total Return Fund, Inc. and The
                                                            Global Government Plus Fund, Inc.

 Thomas A. Owens, Jr.            Director                  Consultant
 c/o Prudential Mutual
 Fund Management, Inc.
 One Seaport Plaza
 New York, NY


------------

* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                                      POSITION WITH                      PRINCIPAL OCCUPATIONS
        NAME AND ADDRESS                 THE FUND                         DURING PAST 5 YEARS
-------------------------------- ------------------------  -------------------------------------------------
*Richard A. Redeker              Director                  President, Chief Executive Officer and Director
 One Seaport Plaza                                          (since October 1993); PMF; Executive Vice
 New York, NY                                               President, Director and Member of the Operating
                                                            Committee (since October 1993); Prudential
                                                            Securities; Director (since October 1993) of
                                                            Prudential Securities Group, Inc. (PSG); Vice
                                                            President, The Prudential Investment Corporation
                                                            (since July 1994); formerly Senior Executive
                                                            Vice President and Director of Kemper Financial
                                                            Services, Inc. (September 1978-September 1993);
                                                            Director of The Global Government Plus Fund,
                                                            Inc. ,The Global Total Return Fund, Inc. and The
                                                            High Yield Income Fund, Inc.

 Clay T. Whitehead               Director                  President of National Exchange Inc. (since May
 c/o Prudential Mutual Fund                                 1983).
 Management, Inc.
 One Seaport Plaza
 New York, NY

 Robert F. Gunia                 Vice President            Director (since January 1989), Chief
 One Seaport Plaza                                          Administrative Officer (since July 1990) and
 New York, NY                                               Executive Vice President, Treasurer and Chief
                                                            Financial Officer (since June 1987) of PMF;
                                                            Senior Vice President (since March 1987) of
                                                            Prudential Securities; Vice President and
                                                            Director of The Asia Pacific Fund, Inc. (since
                                                            May 1989).

 S. Jane Rose                    Secretary                 Senior Vice President (since January 1991),
 One Seaport Plaza                                          Senior Counsel (since June 1987) and First Vice
 New York, NY                                               President (June 1987- December 1990) of PMF;
                                                            Senior Vice President and Senior Counsel of
                                                            Prudential Securities (since July 1992);
                                                            formerly Vice President and Associate General
                                                            Counsel of Prudential Securities.

 Susan C. Cote                   Treasurer and Principal   Senior Vice President (since January 1989) of
 One Seaport Plaza               Financial and Account-     PMF; Senior Vice President (since January 1992)
 New York, NY                    ing Officer                and Vice President (January 1986-December 1991)
                                                            of Prudential Securities.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or PMFD.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The Fund pays each of its Directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) annual compensation of $6,000, in addition to certain out-of-pocket expenses.

  Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals

------------
* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  As of December 2, 1994, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of December 2, 1994, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Prudential Pacific Growth Fund, Inc. were Prudential Securities C/F, Sherwin B. Kite IRA Transfer, 30 S Wacker Drive #900, Chicago, IL 60606-7488, who held 8,377 Class C shares (9.8%); Barry S. Cohn Pension and Trust, 2505 Astor Ct, Glenview, IL 60025-1185, who held 4,501 Class C shares (5.2%); and Prudential Securities C/F Gregg R. Schneider, 3434 Vantage Lane, Glenview, IL 60025-1365, who held 6,991 Class C shares (8.0%).

  As of December 2, 1994, Prudential Securities was the record holder for other beneficial owners of 3,384,975 Class A shares (or 58% of the outstanding Class A shares), 22,197,638 Class B shares (or 80% of the outstanding Class B shares) and 76,508 Class C shares (or 88% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of November 30, 1994, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $47 billion. According to the Investment Company Institute, as of April 30, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

  For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended October 31, 1994. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million. Because the expenses incurred by the Fund are anticipated to be higher than those of funds that invest only in U.S. securities, the Fund has received waivers from applicable state expense limitations to exclude certain foreign transactional expenses subject to the limitation.

  In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

      (b) all expenses incurred, by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

      (c) the costs and expenses payable to PIC pursuant to the Subadvisory Agreement between PMF and PIC (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 6, 1994, and by the initial shareholder of the Fund on June 25, 1992.

  For the fiscal years ended October 31, 1994 and 1993 and for the period July 24, 1992 (commencement of investment operations) to October 31, 1992, PMF received management fees of $3,726,394 (.75% of the average daily net assets) $756,412 (.75% of the average daily net assets) and $59,403 (.75% of the average net assets of the Fund), respectively.

  PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.

  The Subadvisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 6, 1994, and by the initial shareholder of the Fund on June 25, 1992.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

  The Manager and the Subadviser (The Prudential Investment Corporation) are subsidiaries of The Prudential which, as of December 31, 1993, was the largest insurance company in North America. Prudential has been engaged in the insurance business since 1875. In July 1994, Institutional Investor ranked The Prudential the second largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1993.

                                  DISTRIBUTOR

  Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of the Fund. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

  On June 4, 1992, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class A shares and Class B shares of the Fund (the Class A Plan and Class B Plan, respectively). On June 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to
 .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On June 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the fiscal year ended October 31, 1994, PMFD received payments of $224,701, under the Class A Plan. This amount was expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1994, PMFD also received approximately $1,380,600 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended October 31, 1994, Prudential Securities received $4,045,063 from the Fund under the Class B Plan and spent approximately $8,137,500 in distributing the Class B shares of the Fund. It is estimated that of the latter amount approximately $287,600 (3.6%) was spent on interest and/or carrying costs; $107,800 (1.3%) on printing and mailing of prospectuses to other than current shareholders; $1,311,400 (16.1%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $6,430,700 (79.0%) on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers ($3,626,600 or 44.6%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (2,804,100 or 34.4%); The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1994, Prudential Securities received approximately $1,080,500 in contingent deferred sales charges.

  CLASS C PLAN. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the period August 1, 1994 (inception of Class C shares) through October 31, 1994, Prudential Securities received $1,128 from the Fund under the Class C Plan and spent approximately $6,600 in distributing the Class C shares of the Fund.

  The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on June 6, 1994.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares.

Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  For the fiscal years ended October 31, 1994 and October 31, 1993 and for the period July 24, 1992 (commencement of investment operations) to October 31, 1992 the Fund paid brokerage commissions of $3,003,304, $6,500 and $115,652, respectively, none of which were paid to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or
(ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan, (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and
(iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP
  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B* and Class C* shares are sold at net asset value. Using the Fund's net asset value at October 31, 1994, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share.....................   $16.90
Maximum sales charge (5% of offering price)................................      .89
                                                                              ------
Offering price to public...................................................   $17.79
                                                                              ------
                                                                              ------
CLASS B
Net asset value, offering price and redemption price to public per Class B
share*.....................................................................   $16.62
                                                                              ------
                                                                              ------
CLASS C
Net asset value, offering price and redemption price per Class C share*....   $16.62
                                                                              ------
                                                                              ------

       -------------------
       * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION OR WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

      (a) an individual;

      (b) the individual's spouse, their children and their parents;

      (c) the individual's and spouse's Individual Retirement Account (IRA);

      (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

      (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

      (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

      (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are available to investors or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

  A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

  The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES.

  The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                   REQUIRED DOCUMENTATION
Death                                A copy of the shareholder's death certificate or, in the
                                     case of a trust, a copy of the grantor's death
                                     certificate, plus a copy of the trust agreement
                                     identifying the grantor.
Disability - An individual will be   A copy of the Social Security Administration award letter
considered disabled if he or she is  or a letter from a physician on the physician's unable to engage in any substantial  letterhead stating that the shareholder (or, in the case
gainful activity by reason of any    of a trust, the grantor) is permanently disabled. The
medically determinable physical or   letter must also indicate the date of disability.
mental impairment which can be
expected to result in death or to
be of long-continued and indefinite
duration.

Distribution from an IRA or 403(b)   A copy of the distribution form from the custodial firm
Custodial Account                    indicating (i) the date of birth of the shareholder and
                                     (ii) that the shareholder is over age 59 1/2 and is
                                     taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan    A letter signed by the plan administrator/trustee
                                     indicating the reason for the distribution.

Excess Contributions                 A letter from the shareholder (for an IRA) or the plan
                                     administrator/trustee on company letterhead indicating
                                     the amount of the excess and whether or not taxes have
                                     been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

  QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994. The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeds $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                          CONTINGENT DEFERRED SALES CHARGE
                                                         AS A PERCENTAGE OF DOLLARS INVESTED
                                                               OR REDEMPTION PROCEEDS
                YEAR SINCE PURCHASE                   -----------------------------------------
                   PAYMENT MADE                       $500,001 TO $1 MILLION    OVER $1 MILLION
---------------------------------------------------   ----------------------    ---------------
First..............................................             3.0%                  2.0%
Second.............................................             2.0%                  1.0%
Third..............................................             1.0%                    0%
Fourth and thereafter..............................               0%                    0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

  AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

  EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

Prudential California Municipal Fund
 (California Money Market Series)
Prudential Government Securities Trust
 (Money Market Series)
 (U.S. Treasury Money Market Series)
Prudential Municipal Series Fund
 (Connecticut Money Market Series)
 (Massachusetts Money Market Series)
 (New Jersey Money Market Series)
 (New York Money Market Series)
Prudential MoneyMart Assets
Prudential Tax-Free Money Fund

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $4,800 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2007, the cost of four years at a private college could reach $163,000 and over $97,000 at a public university.1

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

PERIOD OF
MONTHLY INVESTMENTS:                             $100,000    $150,000    $200,000    $250,000
----------------------------------------------   --------    --------    --------    --------
25 Years......................................    $  110      $  165      $  220      $  275
20 Years......................................       176         264         352         440
15 Years......................................       296         444         592         740
10 Years......................................       555         833       1,110       1,388
5 Years.......................................     1,371       2,057       2,742       3,428

See "Automatic Savings Accumulation Plan."
------------
1 Source information concerning the costs of education at public universities is available from The College Board Annual Survey of Colleges, 1992. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees, room and board.

2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

  SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

  TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available fom Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING1

CONTRIBUTIONS     PERSONAL
MADE OVER:         SAVINGS        IRA
-------------     ---------     --------

10 years          $  26,165     $ 31,291
15 years             44,676       58,649
20 years             68,109       98,846
25 years             97,780      157,909
30 years            135,346      244,692

------------
1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary value is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Other securities will be valued at the mean of the most recently quoted bid and asked prices in the over-the-counter market. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

  Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.

                                     TAXES

  The Fund intends to qualify and to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities) (the short-short rule); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

  Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

  The Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the 30%-of-income qualification test discussed above.

  A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively PFIC Income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that the Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, the Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof. Proposed legislation in Congress could dramatically change the manner in which U.S. shareholders of foreign corporations are taxed. There can be no assurance that any such legislation will become law, or if so, what its impact on U.S. shareholders of foreign corporations will be.

  Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains will be paid in the same amounts for Class A, Class B and Class C shares. See "Net Asset Value."

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Since the Fund is likely to have a substantial portion of its assets invested in securities of foreign issuers, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. Individual shareholders are not eligible for the dividends-received deduction.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

  If the Fund is liable for foreign income taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to, or will elect to do so. Shareholders would be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; and (ii) treat their pro rata share of foreign income taxes as paid by them. Shareholders are then permitted either to deduct their pro rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax unless the dividends paid to them by the Fund are effectively connected with a U.S. trade or business.

  Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid by the Fund and (b) the portion of the dividend which represents income derived from foreign sources. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains. Gain or loss from the sale of a security or from a Section 988 transaction which is treated as ordinary income or loss (or would have been so treated absent an election by the Fund) will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                P (1+T) n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return of the Class A shares for the one year period ended October 31, 1994 and for the period from July 24, 1992 (commencement of investment operations) through October 31, 1994 was 1.34% and 24.15%, respectively, and for the Class B shares, was .79% and 24.98% for Class B shares, respectively, for the same period. The average annual total return for Class C shares for the since inception period ended October 31, 1994 was -1.36.

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:
                            YIELD = 2[(_a-b_+1)6-1]
                                          cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV-P
                                     -----
                                       P

  Where:   P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return for Class A shares for the one year period ended on October 31, 1994 and for the period from July 24, 1992 (commencement of operations) to October 31, 1994 was 6.67% and 71.99%, respectively, and for Class B shares was 5.79% and 68.87%, respectively, for the same period. The aggregate total return for Class C shares for the since inception period ended October 31, 1994 was -.36.

  PERFORMANCE CHART. From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1

------------
1 Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1993 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 1994, the Fund incurred fees of approximately $669,000 for such services.

  Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants, and in that capacity audits the Fund's annual reports.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

COMMERCIAL PAPER

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

  P-1: The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

  P-2: The designation "Prime-2" or "P-2" indicates a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

  AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rate BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

COMMERCIAL PAPER

  Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 270 days.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

  A-2: Capacity for timely payment on issues with the designation A-2 is strong.
       However, the relative degree of safety is not as overwhelming as for issues designated A-1.

PRUDENTIAL PACIFIC GROWTH FUND, INC.      Portfolio of Investments
                                          October 31, 1994

                                              Value
Shares                Description            (Note 1)

              LONG-TERM INVESTMENTS--97.2%
              Common Stocks--90.8%
              Australia--12.7%
 3,655,000    AAPC, Ltd.  ..............  $  2,605,459
                (Lodging)
 2,246,799    Australian National            2,419,124
                Industries, Ltd.
                (Multi-industry)
   950,574    Bank of Melbourne, Ltd. ..     3,063,384
                (Financial services)
   297,000    Brambles Industries, Ltd..     2,972,845
                (Business & public
                services)
   787,000    Broken Hill Proprietary
                Co., Ltd. .............     12,073,438
                (Energy sources)
 3,687,673    BTR Nylex, Ltd.  .........     6,544,495
                (Industrial components)
 1,483,913    Coca Cola Amatil, Ltd. ...      9,365,981
                (Food & household
                products)
 1,635,000    Nine Network Australia,
                Ltd.  ..................     4,929,123
                (Broadcasting &
                publishing)
 3,800,500    Sea World Property Trust,
                Ltd.  ..................     2,963,162
                (Leisure & tourism)
 1,498,500    West Australia Newspaper,
                Ltd. ...................     3,916,745
                (Publishing)
 3,234,000    Western Mining Corp.          20,147,810
                Holdings, Ltd.            ------------
                (Non-ferrous metals)
                                            71,001,566
                                          ------------
              Hong Kong--10.7%
 2,771,000    Amoy Properties, Ltd.  ...     3,442,679
                (Real estate)
 1,914,000    CITIC Pacific, Ltd.  .....     5,759,090
                (Transportation)
 2,504,800    Consolidated Electric
                Power  .................     5,851,123
                (Utilities - electric &
                gas)
 2,340,600    Guoco Group, Ltd.  .......    11,056,283
                (Financial services)
   495,604    HSBC Holdings, PLC  ......  $  5,868,741
                (Financial services)
12,167,000    Hung Hing Printing Group,
                Ltd. ...................     2,629,593
                (General manufacturing)
 1,982,000    Hutchison Whampoa, Ltd....     9,157,163
                (Multi-industry)
   707,000    Jardine Matheson Holdings,
                Ltd. ...................     5,878,704
                (General trading)
   319,300    Liu Chong Hing Bank (New)*       417,358
                (Financial services)
 3,193,000    Liu Chong Hing Investment,
                Ltd....................      3,904,988
                (Real estate)
 1,000,000    New World Development Co.,
                Ltd. ..................      3,190,112
                (Real estate)
18,350,000    Techtronic Industries,         2,588,506
                Ltd.  ..................  ------------
                (Machinery &
                engineering)
                                            59,744,340
                                          ------------
              India--0.4%
   685,000    Indo Gulf Fertilizer
                Industries  ............     2,157,750
                (Basic industries)        ------------
              Indonesia--0.5%
 1,863,600    Kabel Metal Industries,        2,682,363
                Ltd.  ..................  ------------
                (Wire & cable)
              Japan--36.3%
   218,000    Acom Co., Ltd.  ..........     8,009,082
                (Financial services)
   392,000    Aiwa Co.  ................    10,679,876
                (Consumer electronics)
    58,300    Autobacs Seven Co.  ......     7,340,144
                (Merchandising)
       920    DDI Corp.  ...............     8,336,017
                (Telecommunications)
   693,000    Hino Motors, Ltd.  .......     6,829,876
                (Automotive)
    31,000    Hirose Electric Co., Ltd..     1,839,525
                (Electronics components
                and instruments)

                                     B-38   See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                              Value
Shares                Description            (Note 1)

              Japan--(cont'd.)
    62,400    Japan Associates Finance
                Co.  ...................  $  9,208,669
                (Financial services)
   785,000    Kamigumi Co., Ltd.  ......     8,587,203
                (Transportation &
                warehousing)
   211,000    Kato Denki Co.  ..........     5,770,382
                (Merchandising)
    87,000    Keyence Corp.  ...........    10,504,644
                (Electronics)
    43,200    Koei Co.  ................     1,783,282
                (Recreation & other
                consumer goods)
   291,000    Kokusai Securities Co.,
                Ltd.  ..................     4,834,984
                (Financial services)
   150,000    Kyocera Corp.  ...........    11,424,149
                (Public works -
                electronics)
 1,017,000    Minebea Co.  .............     8,826,594
                (Industrial components)
   195,100    Murata Manufacturing Co.,
                Ltd. ...................     7,973,127
                (Electronics)
   188,600    Nichiei Co.  .............    12,164,603
                (Financial services)
   242,400    Nissen Co., Ltd.  ........     9,906,130
                (Merchandising)
 1,153,000    Nisshin Steel Co.  .......     6,056,521
                (Metals)
   257,000    Rohm Co., Ltd.  ..........    11,271,930
                (Financial services)
   106,000    Secom Co., Ltd.  .........     7,022,910
                (Security/investigation
                services)
   440,000    Shin-Etsu Chemical Co.,
                Ltd.  ..................     9,353,973
                (Chemicals)
   151,500    Sony Corp.  ..............     8,583,436
                (Entertainment)
 1,100,000    Sumitomo Chemical, Co. ...     6,493,291
                (Chemicals)
   285,000    Suzuki Motor Corp., Ltd...     3,617,647
                (Automotive)
   342,000    Tokyo Electronic Co., Ltd.  $ 11,435,294
                (Electronics)
    55,000    Tsutsumi Jewelry Co., Ltd.     5,199,174
                (Merchandising)          ------------
                                           203,052,463
                                          ------------
              Korea--4.6%
    60,160    Daewoo Securities Co.,
                Ltd.  ..................     2,679,144
                (Financial services)
    15,405    Daishin Securities Co. ...       343,987
                (Financial services)
    37,600    Dong Ah Construction           1,410,324
                Industry Co., Ltd.  ....
                (Construction & housing)
   119,814    Hanjin Heavy Industries*..     1,893,817
                (Shipbuilding)
    46,000    Hanyang Chemical, Corp....     1,304,146
                (Chemicals)
    37,400    Lucky Co., Ltd.*  ........     1,252,688
                (Chemicals)
     3,000    Mando Machinery Corp.* ...       195,697
                (Automotive parts)
     9,500    Pohang Iron & Steel Co.,
                Ltd.*  .................       899,768
                (Metals)
     3,673    Samsung Electronics Co.          615,123
                (New)*
                (Electronics)
    69,673    Samsung Electronics Co. ..     11,904,237
                (Electronics)
     5,860    Shinsegae, Co.*  .........       707,184
                (Merchandising)
    44,540    Shinwon Corp.*  ..........     2,307,598
                (Textiles & apparel)
     4,602    Shinyoung Wacoal*  .......       147,213
                (Financial services)      ------------
                                            25,660,926
                                          ------------

                                    B-39     See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                              Value
Shares                Description            (Note 1)

              Malaysia--9.6%
   350,000    Berjaya South Island        $  3,834,866
                Berhad*  ...............
                (Textiles and apparel)
     1,000    Dunlop Estates Berhad  ...         3,267
                (Miscellaneous services)
   643,000    Genting Berhad  ..........     5,912,933
                (Financial services)
   478,000    Hong Leong Industries
                Berhad  ................     2,562,551
                (Building & related
                industries)
     1,000    Kedah Cement Holdings
                Berhad  ................         1,503
                (Building materials)
   892,400    Malaysian Helicopter, Co..     2,200,007
                (Transportation)
   368,000    Pacific Chemical Berhad ..     2,232,048
                (Chemicals)
     1,500    Pilecon Engineering Berhad         2,489
                (Machinery &
                engineering)
 7,771,000    Renong Berhad  ...........    12,163,566
                (Infrastructure)
 2,048,000    Resorts World Holdings ...    12,982,821
                (Leisure & tourism)
 2,454,000    Technology Resources
                Industries Berhad*  ....     9,554,801
                (Data processing &
                reproduction)
   810,000    Time Engineering Berhad        2,408,921
                 .......................  ------------
                (Engineering)
                                            53,859,773
                                          ------------
              New Zealand--2.5%
 4,720,500    Fletcher Challenge, Ltd...    12,733,199
                (Forest products &
                paper)
 1,100,000    Fletcher Forestry, Ltd.        1,456,487
                 .......................  ------------
                (Forest products &
                paper)
                                            14,189,686
                                          ------------
              Singapore--12.2%
 1,123,750    First Capital Corp.  .....     4,439,883
                (Construction)
   316,000    Fraser & Neave, Ltd.  ....  $  3,745,504
                (Beverages & tobacco)
 1,587,000    Hong Leong Finance, Ltd...     6,053,950
                (Financial services)
   183,000    Kim Eng Holdings, Ltd. ...       228,127
                (Financial services)
 1,265,000    Overseas Union Bank  .....     7,238,419
                (Financial services)
 1,329,750    Sembawang Maritime, Ltd...     6,386,060
                (Transportation)
   943,000    Singapore Airlines, Ltd...     9,057,424
                (Transportation)
 1,209,000    United Overseas Bank, Ltd.    13,259,468
                (Financial services)
   970,000    Van Der Horst, Ltd.*  ....     4,361,035
                (Machinery &
                engineering)
 6,618,000    Wing Tai Holdings  .......    13,524,518
                (Conglomerates)           ------------
                                            68,294,388
                                          ------------
              Thailand--1.3%
   157,801    Land & House Public Co.,
                Ltd.  ..................     3,241,749
                (Construction & housing)
 1,370,000    Sahavirya Steel Industry*      3,435,581
                (Metals)
   103,400    Srithai Superware Co.  ...       576,680
                (Food & household         ------------
                products)
                                             7,254,010
                                          ------------
              Total common stocks
                (cost $444,134,703).....   507,897,265
                                          ------------
              Preferred Stocks--1.4%
              Australia--0.1%
    63,635    Bank of Melbourne, Ltd.          595,378
                 .......................  ------------
                (Financial services)

                                     B-40    See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                           Value
Shares              Description           (Note 1)

              Preferred Stocks--(cont'd.)
              Korea--1.3%
    76,530    Daewoo Securities Co.,
                Ltd.  ..................  $  1,948,892
                (Financial services)
   106,890    Daishin Securities Co. ...     1,542,037
                (Financial services)
    30,450    Mando Machinery Corp.  ...     1,145,957
                (Automotive)
    28,354    Samsung Electronics Co.        2,667,691
                 .......................  ------------
                (Electronics)
                                             7,304,577
                                          ------------
              Total preferred stocks
                (cost $9,019,435).......     7,899,955
                                          ------------
              Depository Receipts--1.3%
              Indonesia--0.5%
    67,200    PT Indonesia Satellite* ..     2,637,600
                (Telecommunications)
              Korea--0.8%
   145,400    Pohang Iron & Steel Co.,       4,780,025
                Ltd.*  .................  ------------
                (Metals)
              Total depository receipts
                (cost $7,463,672).......     7,417,625
                                          ------------
              Convertible Loan Stocks--1.3%
              Malaysia--1.1%
 1,809,000    IJM Corp. Berhad  ........     5,220,651
                (Construction & housing)
   239,000    Time Engineering Berhad          710,781
                 .......................  ------------
                (Engineering)
                                             5,931,432
                                          ------------
              Singapore--0.2%
   329,800    Kim Eng Holdings Ltd.* ..        207,810
                (Financial services)
   631,000    Sembawang Maritime, Ltd.         988,624
                 .......................  ------------
                (Transportation)
                                             1,196,434
                                          ------------
              Total convertible loan
                stocks
                (cost $3,731,237).......  $  7,127,866
                                          ------------
              Warrants*--0.9%
              Australia--.01%
              West Australian Newspaper,
                Ltd.
   214,071    expiring June '99 @ A$5.00        79,479
                                          ------------
                (Publishing)
              Japan--0.6%
              Autobacs Seven Co.
       150    expiring Feb. '95 @
                (YEN)7,345..............       648,750
       150    expiring Mar. '96 @              605,625
                (YEN)7,483  ............
                (Merchandising)
              Kamigumi Co., Ltd.
       300    expiring Sept. '96 @              54,250
                (YEN)896  ..............
                (Transportation)
              Nissen Co., Ltd.
       493    expiring Nov. '96 @              655,520
                (YEN)1,385  ............
                (Merchandising)
              Nitori Co.
    10,250    expiring Feb. '98              1,608,003
                @(YEN)3,268  ...........  ------------
                (Merchandising)
                                             3,572,148
                                          ------------
              Malaysia--0.1%
              Multi-Purpose Holdings
                Berhad
   187,000    expiring May '99 @ MYR4.00       172,694
                (Consumer goods)
              Pilecon Engineering Berhad
   944,832    expiring July '99 @              628,532
                MYR4.22                   ------------
                (Machinery &
                engineering)
                                               801,226
                                          ------------
              Singapore--0.1%
              Hong Leong Finance, Ltd.
   190,200    expiring Nov. '98 @              243,580
                SGD3.25
                (Financial services)

                                     B-41    See Notes to Financial Statements.

PRUDENTIAL PACIFIC GROWTH FUND, INC.

                                           Value
 Warrants           Description           (Note 1)

              Singapore--(cont'd.)
              Kim Eng Holdings, Ltd.*
   392,400    expiring Feb. '97 @         $    227,207
                SGD1.00
                (Financial services)
              Singapore Finance
   144,300    expiring June '99 @              143,514
                SGD1.50                   ------------
                (Financial services)
                                               614,301
                                          ------------
              Total warrants
                (cost $3,353,163).......     5,067,154
                                          ------------

Principal
  Amount
  (000)       Convertible Bonds--1.5%
----------
              India--1.0%
              Gujarat Ambuja Cement
US$  3,000    3.50%, 6/30/99  ..........     5,355,000
                (Building materials)      ------------
              Thailand--0.5%
              MDX Public Co.
     3,864    4.75%, 9/17/03  ..........     3,178,140
                (Real estate)             ------------
              Total convertible bonds
                (cost $8,407,590).......     8,533,140
                                          ------------
              Total long-term
                investments
                (cost $476,109,800).....   543,943,005
                                          ------------
              SHORT-TERM INVESTMENTS--1.5%
              Repurchase Agreement
              Joint Repurchase Agreement Account,
     8,450    4.77%, 11/1/94 (Note 5)
                (cost $8,450,000).......     8,450,000
                                          ------------
              Total Investments--98.7%
              (cost $484,559,800; Note
                4)......................   552,393,005
              Other assets in excess of
                liabilities--1.3%.......     7,194,839
                                          ------------
              Net Assets--100%..........  $559,587,844
                                          ------------
                                          ------------

------------
* Non-income producing security.
                                     B-42   See Notes to Financial Statements.

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Statement of Assets and Liabilities

                                                                                             October 31,
 Assets                                                                                          1994
                                                                                             ------------
 Investments, at value (cost $484,559,800)................................................   $552,393,005
 Foreign currency (cost $11,186,851)......................................................     11,205,084
 Receivable for investments sold..........................................................     11,500,469
 Receivable for Fund shares sold..........................................................      1,453,155
 Dividends and interest receivable........................................................        439,061
 Deferred expenses and other assets.......................................................        114,060
                                                                                             ------------
     Total assets.........................................................................    577,104,834
                                                                                             ------------
 Liabilities
 Payable for investments purchased........................................................     10,141,883
 Payable for Fund shares reacquired.......................................................      4,914,400
 Forward contracts--amount payable to counterparty........................................      1,069,235
 Accrued expenses and other liabilities...................................................        479,799
 Distribution fee payable.................................................................        408,492
 Management fee payable...................................................................        352,871
 Deferred Thailand capital gains tax liability............................................        150,310
                                                                                             ------------
     Total liabilities....................................................................     17,516,990
                                                                                             ------------
 Net Assets...............................................................................   $559,587,844
                                                                                             ------------
                                                                                             ------------
 Net assets were comprised of:
   Common stock, at par...................................................................   $     33,570
   Paid-in capital in excess of par.......................................................    488,364,012
                                                                                             ------------
                                                                                              488,397,582
   Accumulated net realized gain on investments and foreign currency transactions.........      4,566,897
   Net unrealized appreciation on investments and foreign currencies......................     66,623,365
                                                                                             ------------
   Net assets, October 31 ,1994...........................................................   $559,587,844
                                                                                             ------------
                                                                                             ------------
 Class A:
   Net asset value and redemption price per share
     ($98,920,598 / 5,854,538 shares of common stock issued and outstanding)..............         $16.90
   Maximum sales charge (5% of offering price)............................................            .89
                                                                                             ------------
   Maximum offering price to public.......................................................         $17.79
                                                                                             ------------
                                                                                             ------------
 Class B:
   Net asset value, offering price and redemption price per share
     ($459,949,480 / 27,672,102 shares of common stock issued and outstanding)............         $16.62
                                                                                             ------------
                                                                                             ------------
 Class C:
   Net asset value, offering price and redemption price per share
     ($717,766 / 43,185 shares of common stock issued and outstanding)....................         $16.62
                                                                                             ------------
                                                                                             ------------

See Notes to Financial Statements.

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Statement of Operations

                                            Year Ended
                                           October 31,
 Net Investment Income                         1994
                                         ----------------
 Income
   Dividends (net of foreign
     withholding taxes of
     $576,714).......................      $    4,835,029
   Interest (net of foreign
     withholding taxes of $1,868)....             433,687
                                         ----------------
     Total income....................           5,268,716
                                         ----------------
 Expenses
   Management fee....................           3,726,394
   Distribution fee--Class A.........             224,701
   Distribution fee--Class B.........           4,045,063
   Distribution fee--Class C.........               1,128
   Custodian's fees and expenses.....           1,357,000
   Transfer agent's fees and
   expenses..........................             787,000
   Reports to shareholders...........             292,000
   Registration fees.................             267,000
   Directors' fees...................              42,000
   Amortization of organization
   expense...........................              40,000
   Legal fees........................              40,000
   Audit fee.........................              38,000
   Miscellaneous.....................              30,541
                                         ----------------
     Total expenses..................          10,890,827
                                         ----------------
 Net investment loss.................          (5,622,111)
                                         ----------------
 Realized and Unrealized Gain (Loss)
 on Investment and Foreign Currency
 Transactions
 Net realized gain (loss) on:
   Investment transactions (net of
     Thailand capital gains tax of
     $303,601).......................           3,587,932
   Foreign currency transactions.....            (595,516)
                                         ----------------
                                                2,992,416
                                         ----------------
 Net change in unrealized
   appreciation/depreciation on:
   Investments (net of deferred
   Thailand capital gains tax of
   $150,310).........................          25,885,899
   Foreign currencies................          (1,856,866)
                                         ----------------
                                               24,029,033
                                         ----------------
   Net gain on investments and
     foreign currencies..............          27,021,449
                                         ----------------
 Net Increase in Net Assets
 Resulting from Operations...........      $   21,399,338
                                         ----------------
                                         ----------------

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Statement of Changes in Net Assets

                                 Year Ended October 31,
 Increase (Decrease)       -----------------------------------
 in Net Assets                   1994               1993
                           ----------------   ----------------
 Operations
   Net investment loss...   $    (5,622,111)    $     (633,024)
   Net realized gain on
     investment and
     foreign currency
     transactions........         2,992,416          5,416,787
   Net change in
     unrealized
     appreciation on
     investments and
     foreign
     currencies..........        24,029,033         40,695,258
                           ----------------   ----------------
   Net increase in net
     assets resulting
     from operations.....        21,399,338         45,479,021
                           ----------------   ----------------
 Distributions in excess
   of net investment
   income (Note 1)
   Class A...............          (293,320)           (19,787)
   Class B...............          (658,425)           (31,474)
                           ----------------   ----------------
                                   (951,745)           (51,261)
                           ----------------   ----------------
 Distributions to
   shareholders from net
   realized gains
   Class A...............          (944,124)                --
   Class B...............        (3,989,283)                --
                           ----------------   ----------------
                                 (4,933,407)                --
                           ----------------   ----------------
 Fund share transactions
   (Note 6)
   Net proceeds from
     shares sold.........       520,354,132        270,394,550
   Net asset value of
     shares
     issued to
     shareholders
     in reinvestment of
     distributions.......         5,612,542             47,105
   Cost of shares
   reacquired............      (297,243,493)       (34,486,434)
                           ----------------   ----------------
   Net increase in net
     assets from Fund
     share
     transactions........       228,723,181        235,955,221
                           ----------------   ----------------
 Total increase..........       244,237,367        281,382,981
 Net Assets
 Beginning of year.......       315,350,477         33,967,496
                           ----------------   ----------------
 End of year.............   $   559,587,844     $  315,350,477
                           ----------------   ----------------
                           ----------------   ----------------

See Notes to Financial Statements.        See Notes to Financial Statements.

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Notes to Financial Statements

   Prudential Pacific Growth Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and had no operations other than the issuance of 5,000 shares each of Class A and Class B common stock for $100,000 on May 6, 1992 to Prudential Mutual Fund Management, Inc. (``PMF''). The Fund commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. No such securities were held by the Fund at October 31, 1994.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, realized foreign currrency gains (losses) are included in the reported net realized gains on investment transactions.
   Net realized losses on foreign currency transactions of $595,516 represent net foreign exchange losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contract, if any, is isolated and is included in net realized gains from foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
   Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due to timing differences concerning recognition of income.
Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Deferred Organization Expenses: Approximately $200,000 of organization and initial registration costs have been deferred and are being amortized over the period of benefit not to exceed 60 months from the date the Fund commenced investment operations.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. The effect caused by applying this statement was to decrease accumulated net investment loss by $6,573,856 for current fiscal year net operating losses and distributions in excess of book basis net investment income and to increase accumulated net realized gain on investments and foreign currency transactions by $1,768,094 for certain items which are classified differently for book and tax purposes and to decrease paid-in capital in excess of par by $8,341,950 with respect to amounts reported through October 31, 1994. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with PMF. Pursuant to this agreement,
PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
   The management fee paid PMF is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.
   The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B shares and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
   On July 19, 1994, shareholders of the Fund approved amendments to the Class A and Class B Plans under which the distribution plans became compensation plans, effective August 1, 1994. Prior thereto, the distribution plans were reimbursement plans, under which PMFD and PSI were reimbursed for expenses actually incurred by them up to the amount permitted under the Class A and Class B Plans, respectively. The Fund is not obligated to pay any prior or future excess distribution costs (costs incurred by the Distributors in excess of distribution fees paid by the Fund or contingent deferred sales charges received by the Distributors). The rate of the distribution fees charged to Class A and Class B shares of the Fund did not change under the amended plans of distribution. The Fund began offering Class C shares on August 1, 1994.
                                      B-46

   Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A plan were assessed at an average rate of .24 of 1% of the average daily net assets of the Class A shares for the fiscal year ended October 31, 1994. Currently, the Class A Plan distribution expenses are .25 of 1% of the average daily net assets. Such expenses under the Class B and Class C Plans were 1% of the average daily net assets of both the Class B and Class C shares for the fiscal year ended October 31, 1994.
   PMFD has advised the Fund that it has received approximately $1,380,600 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended October 31, 1994. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
   PSI has advised the Fund that for the fiscal year ended October 31, 1994, it received approximately $1,080,500 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
With Affiliates               wholly owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the year ended October 31, 1994, the Fund incurred fees of approximately $669,000 for the services of PMFS. As of October 31, 1994, approximately $64,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended October
31, 1994 were $488,590,939 and $261,235,158, respectively.
   The United States federal income tax basis of the Fund's investments at October 31, 1994 was $490,115,443 and accordingly, net unrealized appreciation for federal income tax purposes was $62,277,562 (gross unrealized appreciation--$82,287,284; gross unrealized depreciation--$20,009,722).
   At October 31, 1994, the Fund had an outstanding forward currency contracts to sell foreign currencies as follows:

                         Value at
  Foreign Currency    Settlement Date    Current
    Sale Contract       Receivable        Value      Depreciation
--------------------- ---------------  -----------  --------------
Japanese Yen,
  expiring 2/16/95...   $  20,000,000  $21,069,235    $  1,069,235
                      ---------------  -----------  --------------
                      ---------------  -----------  --------------


Note 5. Joint                 The Fund, along with other
Repurchase                    affiliated registered invest-
Agreement Account             ment companies, transfers
                              uninvested cash balances into a single joint
account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At October 31, 1994, the Fund had a .94% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $8,450,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
   Smith Barney, Inc., 4.80%, in the principal amount of $260,000,000, repurchase price $260,034,667, due 11/1/94. The value of the collateral including accrued interest is $265,200,122.
   Nomura Securities International, Inc., 4.77%, in the principal amount of $100,000,000, repurchase price $100,013,250, due 11/1/94. The value of the collateral including accrued interest is $102,000,391.
   Goldman, Sachs & Co., 4.75%, in the principal amount of $275,000,000, repurchase price $275,036,285, due 11/1/94. The value of the collateral including accrued interest is $280,500,611.
   CS First Boston Corp., 4.75%, in the principal amount of $265,000,000, repurchase price $265,034,965, due 11/1/94. The value of the collateral including accrued interest is $271,053,272.

Note 6. Capital               The Fund offers Class A,
                              Class B and Class C shares. Class A shares are
sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase commencing on or about February 1995.
   The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into three classes, designated Class A, Class B and Class C common stock. Of the 33,569,825 shares of common stock issued and outstanding at October 1994, PMF owned 5,000 Class A shares and 5,000 Class B shares and Prudential owned 210,522 Class A shares.
   Transactions in shares of common stock for the years ended October 31, 1994 and 1993 were as follows:


Class A                           Shares          Amount
------------------------------  -----------    -------------
Year ended October 31, 1994:
Shares sold...................    8,481,016    $ 142,276,687
Shares issued in reinvestment
  of distributions............       68,502        1,139,181
Shares reacquired.............   (6,691,379)    (112,537,168)
                                -----------    -------------
Net increase in shares
  outstanding.................    1,858,139    $  30,878,700
                                -----------    -------------
                                -----------    -------------
Year ended October 31, 1993:
Shares sold...................    3,564,128    $  51,357,221
Shares issued in reinvestment
  of distributions............        1,727           17,942
Shares reacquired.............     (876,093)     (12,582,153)
                                -----------    -------------
Net increase in shares
  outstanding.................    2,689,762    $  38,793,010
                                -----------    -------------
                                -----------    -------------
Class B                           Shares          Amount
------------------------------  -----------    -------------
Year ended October 31, 1994:
Shares sold...................   22,664,100    $ 375,017,028
Shares issued in reinvestment
  of distributions............      271,772        4,473,361
Shares reacquired.............  (11,011,611)    (182,353,187)
                                -----------    -------------
Net increase in shares
  outstanding.................   11,924,261    $ 197,137,202
                                -----------    -------------
                                -----------    -------------
Year ended October 31, 1993:
Shares sold...................   15,458,343    $ 219,037,329
Shares issued in reinvestment
  of distributions............        2,818           29,163
Shares reacquired.............   (1,599,655)     (21,904,281)
                                -----------    -------------
Net increase in shares
  outstanding.................   13,861,506    $ 197,162,211
                                -----------    -------------
                                -----------    -------------
Class C
------------------------------
August 1, 1994 through
  October 31, 1994*
Shares sold...................      183,643    $   3,060,417
Shares reacquired.............     (140,458)      (2,353,138)
                                -----------    -------------
Net increase in shares
  outstanding.................       43,185    $     707,279
                                -----------    -------------
                                -----------    -------------

------------
* Commencement of offering of Class C shares.

Note 7. Capital               On December 1, 1994, the
Gain Distribution             Board of Directors of the
                              Fund announced a distribution of long-term capital
gains of $.1025 per share payable to Class A, B and C shares on December 15, 1994 to shareholders of record on December 8, 1994.
                                      B-48

 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 Financial Highlights

                                           Class A                                       Class B                        Class C
                          -----------------------------------------     -----------------------------------------     -----------
                                                         July 24,                                      July 24,        August 1,
                                                           1992*                                         1992*           1994@
                           Year Ended October 31,         Through        Year Ended October 31,         Through         Through
                          -------------------------     October 31,     -------------------------     October 31,     October 31,
                           1994(D)        1993(D)          1992          1994(D)        1993(D)          1992           1994(D)
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
 PER SHARE OPERATING
   PERFORMANCE:
 Net asset value,
   beginning of
   period.............     $   16.10      $   10.65       $   10.00      $   15.94      $   10.63       $   10.00       $   16.68
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
 Income from
   investment
   operations
 Net investment
   loss...............          (.08)          (.01)           (.02)          (.21)          (.10)           (.04)           (.06)
 Net realized and
   unrealized gains on
   investment and
   foreign currency
   transactions.......          1.15           5.48             .67           1.13           5.43             .67              --
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
     Total from
     investment
     operations.......          1.07           5.47             .65            .92           5.33             .63            (.06)
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
 Less distributions
 Distributions in
   excess of net
   investment
   income.............          (.06)          (.02)             --           (.03)          (.02)             --              --
 Distributions from
   net realized
   gains..............          (.21)            --              --           (.21)            --              --              --
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
   Total
     distributions....          (.27)          (.02)             --           (.24)          (.02)             --              --
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
 Net asset value, end
   of period..........     $   16.90      $   16.10       $   10.65      $   16.62      $   15.94       $   10.63       $   16.62
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
                          ----------     ----------     -----------     ----------     ----------     -----------     -----------
 TOTAL RETURN#........          6.67%         51.39%           6.50%          5.79%         50.17%           6.30%          (.36)%
 RATIOS/SUPPLEMENTAL
   DATA:
 Net assets, end of
   period (000).......     $  98,921      $  64,353       $  13,918      $ 459,949      $ 250,997       $  20,050       $     718
 Average net assets
   (000)..............     $  92,233      $  26,264       $  12,884      $ 404,506      $  74,590       $  16,025       $     458
 Ratios to average net
   assets:##
   Expenses, including
     distribution
     fees.............          1.57%          1.63%           2.72%**        2.33%          2.37%           3.52%**       3.00%**
   Expenses, excluding
     distribution
     fees.............          1.33%          1.43%           2.52%**        1.33%          1.37%           2.52%**       2.00%**
   Net investment
     loss.............          (.50)%         (.04)%          (.75)%**      (1.27)%         (.83)%         (1.55)%**    (1.64)%**
 Portfolio turnover...            56%            44%             %0             56%            44%             %0              56%

  ----------------
   * Commencement of investment operations.
  ** Annualized.
   @ Commencement of offering of Class C shares.
   # Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
  ## Because of the event referred to in @ and the timing of such, the ratios for Class C shares are not necessarily comparable to that of Class A or Class B shares and are not necessarily indicative of future ratios.
 (D) Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.
                                      B-49

                           INDEPENDENT AUDITORS' REPORT

 The Shareholders and Board of Directors
 Prudential Pacific Growth Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Prudential Pacific Growth Fund, Inc., including the portfolio of investments, as of October 31, 1994, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period July 24, 1992 (commencement of investment operations) to October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. as of October 31, 1994, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

 Deloitte & Touche LLP
 New York, New York
 December 16, 1994

                          PRUDENTIAL MUTUAL FUNDS
                      Supplement dated August 1, 1995

      The following information supplements the Statement of Additional
               Information of each of the Funds listed below.

MANAGER

     Prudential Mutual Fund Management, Inc. (PMF or the Manager), the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

     Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas.

     Investment advisory services are provided to the Fund by a unit of The Prudential Investment Corporation (PIC or the Subadviser), a subsidiary of Prudential.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times,
Barron's and USA Today.

SHAREHOLDER INVESTMENT ACCOUNT

Mutual Fund Programs

     From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

APPENDIX--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

Asset Allocation

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also, a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX--PORTFOLIO MANAGERS

     The following information supplements only the Statement of Additional Information of the captioned Fund.

Prudential Allocation Fund (Conservative Portfolio)
Prudential Multi-Sector Fund, Inc.

     Gregory Goldberg, serves as the portfolio manager of Prudential Multi-Sector Fund, Inc. and Prudential Allocation Fund (Conservative Portfolio). In making equity investments, Mr. Goldberg generally focuses on stocks with a potential for capital appreciation. He utilizes a "bottom-up" approach, selecting stocks that, in his opinion, have strong fundamentals regardless of industry performance. He evaluates a company's earnings and balance sheet to find companies that, in his view, are leaders in their fields and have strong growth potential. With respect to fixed-income securities, Mr. Goldberg generally focuses on issues with a potential for total return, selecting securities that, in his opinion, compare favorably in terms of price and yield relative to maturity.

Prudential Equity Fund, Inc.

     Thomas R. Jackson, has served as the portfolio manager of Prudential Equity Fund, Inc. (the Fund) since 1990. He utilizes a "value" investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies selling at a discount from their perceived true worth. Mr. Jackson selects stocks for the Fund's portfolio at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends. He may invest in out-of-favor companies as long as they meet his strict criteria for value: financial soundness and low price relative to earnings, book value and cash flow.

Prudential Equity Income Fund

     Warren Spitz serves as the portfolio manager of Prudential Equity Income Fund. He utilizes a "value" investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies that are selling at a discount from their perceived true worth. Mr. Spitz seeks to invest in companies that in his view have the potential to produce both above-average earnings and dividend growth over the long term. These types of companies are sometimes referred to as "high dividend stocks." He seeks to invest in securities at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

Prudential Global Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.

     Daniel J. Duane, serves as the portfolio manager of Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Europe Growth Fund, Inc., and Prudential Pacific Growth Fund, Inc. Consistent with the investment objectives and policies of each Fund, Mr. Duane evaluate, the economic climate in various countries and focuses on growth-oriented global equity investments. He seeks to identify long-term themes and changing economic conditions that, in his opinion, will lead to earnings growth.
His portfolio management style can be referred to as "bottom up" in that his primary focus is on individual stocks. He evaluates historical business trends in the United States when looking for long-term investment opportunities aborad (the "rear view mirror" analysis). In globally-diversified portfolios, the portfolio manager generally maintains exposure to major world stock markets. Under normal market conditions, the portfolio manager seeks to keep the portfolios fully invested. Mr. Duane consults with a team of regional equity analysts who provide research on existing holdings of each Fund and on potential acquisitions.

Prudential Utility Fund, Inc.

     According to data provided by Lipper Analytical Services, Inc., Prudential Utility Fund, Inc. (the Fund) is among the oldest and largest U.S. mutual funds in the utility category of mutual funds. David Kiefer, CFA, serves as the portfolio manager of the Fund and seeks to invest in a broad range of utilities companies including electric, gas, gas pipeline, telephone communications, water and cable companies from around the world. Historically, the Fund invested in traditional types of utility companies-- principally, electric, gas and telephone companies. The portfolio manager seeks to invest in companies that have the potential for above-average earnings and dividend growth over the long term and considers such factors as cash flow in selecting portfolio securities.

APPENDIX--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

___________________________________________________________________________

              EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                     (Value of $1 invested on 12/31/25)


                                  [GRAPH]




___________________________________________________________________________

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-terms.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-terms government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living . A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is a historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. Mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



                                     Historical Total Returns of Different Bond Market Sectors

                                                                                            YTD
                         '87     '88    '89      '90       '91     '92    '93     '94       5/95

    U.S. Government
    Treasury Bonds1      2.0%    7.0%   14.4%    8.5%      15.3%   7.2%   10.7%   (3.4)%    10.3%

    U.S. Government
    Mortgage
    Securities2          4.3%    8.7%   15.4%   10.7%      15.7%   7.0%    6.8%   (1.6)%    10.1%
    U.S. Investment
    Grade Corporate
    Bonds3               2.6%    9.2%   14.1%    7.1%      18.5%   8.7%   12.2%   (3.9)%    12.8%

    U.S. High Yield
    Corporate Bonds4     5.0%   12.5%    0.8%   (9.6)%     46.2%  15.8%   17.1%   (1.0)%    11.7%

    World Government
    Bonds5              35.2%    2.3%   (3.4)%  15.3%      16.2%   4.8%   15.1%    6.0%     19.4%

    Difference between
    highest and lowest
    return percent      33.2    10.2    18.8    24.9       30.9   11.0    10.3     9.9       9.3




1 Lehman Brother Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 Lehman Brother Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Lona Mortgage Corporation (FHLMC).

3 Lehman Brother Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands Spain, Sweden, and Austria. All bonds in the index have maturities of at lease one year.

This chart illustrates the              This chart shows the growth of a
performance of major world stock        hypothetical $10,000 investment
markets for the period from 1985        made in the stocks representing the
through 1994.  It does not              S&P 500 stock index with and
represent the performance of any        without reinvested dividends.
Prudential Mutual Fund
                                        ___________________________________
Average Annual Total Returns of
Major World Stock Markets (1985-
1194) (in U.S. dollars)

___________________________________                   [GRAPH]


              [GRAPH]





___________________________________     ___________________________________

Source: Morgan Stanley Capital          Source: Stocks, Bonds, Bills and
International (MSCI) and Lipper         inflation 1995 Yearbook, Ibbotson
Analytical New Applications.  Used      Associate, Chicago (annually
with permission.  Morgan Stanley        updates word by Roger G. Ibbotson
Country indices are unmanaged           and Rex A. Sinquefield).  Used with
indices which include those stock       permission.  All rights reserved.
making up the largest two-thirds of     This chart is used for illustrative
each country's total stock market       purposes only and is not intended
capitalization.  Returns reflect        to represent the past, present, or
the reinvestment of all                 future performance of any
distributions.  This Chart is for       Prudential Mutual Fund.  Common
illustrative purposes only and is       stock total return is based on the
not indicative of the past, present     Standard & Poor's 500 Index, a
or future performance of any            market-value-weighted index made
specific investment.  Investors         up of 500 of the largest stocks
cannot invest directly in stock         in the U.S. based upon their
indices.                                stock market value. Investors
                                        cannot invest directly in indices.





                ____________________________________________

                WORLD STOCK MARKET CAPITALIZATION BY REGION

                         World Total $12.4 Trillion


                                  [GRAPH]



                ____________________________________________

               Source: Morgan Stanley Capital International, December 1994. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 50% of the aggregate market value of the stock exchanged). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

          This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

          Long U.S. Treasury Bond Yield in Percent (1926-1994)

          __________________________________________________________


                                  [GRAPH]




          ___________________________________________________________

                                  Year-End

          _________________________________________________

          Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. Allrights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement related.

          Name of Fund                                 Statement Date

          Prudential Allocation Fund                   September 29, 1994
               Strategy Portfolio
               Conservatively Managed Portfolio

          Prudential Equity Fund, Inc.                 February 28, 1995

          Prudential Equity Income Fund                December 30, 1994

          Prudential Europe Growth Fund, Inc.          June 30, 1995

          Prudential Global Fund, Inc.                 January 3, 1995

          Prudential Growth Opportunity Fund, Inc.     February 1, 1995

          Prudential Multi-Sector Fund, Inc.           June 30, 1995

          Prudential Pacific Growth Fund, Inc.         January 3, 1995

          Prudential Utility Fund, Inc.                March 1, 1995

                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) serves as the manager of all of the investment companies that comprise the Prudential
Mutual Funds. As of August 31, 1995, assets of the Prudential Mutual Funds were approximately $50 billion. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

   PMF is a subsidiary of The Prudential Insurance Company of America (Prudential), one of the largest diversified financial services institutions in the world. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide--more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

                                                                          (over)

Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

              NAME OF FUND                                STATEMENT DATE
              ------------                                --------------

 Prudential Allocation Fund                               September 29, 1995
      Strategy Portfolio
      Balanced Portfolio
Prudential California Municipal Fund
      California Income Series                            December 30, 1994
      California Series                                   December 30, 1994
Prudential Diversified Bond Fund, Inc.                    January 3, 1995
Prudential Equity Fund, Inc.                              February 28, 1995
Prudential Equity Income Fund                             December 30, 1994
Prudential Europe Growth Fund, Inc.                       June 30, 1995
Prudential Global Fund, Inc.                              January 3, 1995
Prudential Global Genesis Fund, Inc.                      July 31, 1995
Prudential Global Natural Resources Fund, Inc.            July 31, 1995
Prudential Government Income Fund, Inc.                   May 1, 1995
Prudential Government Securities Trust
  Short-Intermediate Term Series                          August 1, 1995
Prudential Growth Opportunity Fund, Inc.                  February 1, 1995
Prudential High Yield Fund, Inc.                          February 28, 1995
Prudential Intermediate Global Income Fund, Inc.          March 2, 1995
Prudential Mortgage Income Fund, Inc.                     August 25, 1995
Prudential Multi-Sector Fund, Inc.                        June 30, 1995
Prudential Municipal Bond Fund                            June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Arizona Series                                          December 30, 1994
  Florida Series                                          December 30, 1994
  Georgia Series                                          December 30, 1994
  Hawaii Income Series                                    March 30, 1995
  Maryland Series                                         December 30, 1994
  Massachusetts Series                                    December 30, 1994
  Michigan Series                                         December 30, 1994
  Minnesota Series                                        December 30, 1994
  New Jersey Series                                       December 30, 1994
  New York Series                                         December 30, 1994
  North Carolina Series                                   December 30, 1994
  Ohio Series                                             December 30, 1994
  Pennsylvania Series                                     December 30, 1994
Prudential National Municipal Fund, Inc.                  February 28, 1995
Prudential Pacific Growth Fund, Inc.                      January 3, 1995
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio                                 January 3, 1995
  Short-Term Global Income Portfolio                      January 3, 1995
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund                           January 3, 1995
Prudential Utility Fund, Inc.                             March 1, 1995

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (A) FINANCIAL STATEMENTS:

        (1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

      Financial Highlights

        (2) Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


           Portfolio of Investments at October 31, 1994 (audited) and April 30, 1995 (unaudited).



           Statement of Assets and Liabilities at October 31, 1994 (audited) and April 30, 1995 (unaudited).



           Statement of Operations for the year ended October 31, 1994 (audited) and the six months ended April 30, 1995 (unaudited).



           Statement of Changes in Net Assets for the year ended October 31, 1994 (audited) and the six months ended April 30, 1995 (unaudited).


           Notes to Financial Statements (Part B).

           Financial Highlights

        Independent Auditors' Report.

    (B) EXHIBITS


       1. Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR on January 3, 1995.


       2. By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-42391) filed via EDGAR.

       3. Not Applicable.

       4. (a) Specimen stock certificate (Class A Shares), incorporated by reference to Exhibit No. 4(a) to the Registration Statement on Form N-1A (file No. 33-42391) filed on August 20, 1991.

          (b) Specimen stock certificate (Class B Shares), incorporated by reference to Exhibit No. 4(b) to the Registration Statement on Form N-1A (file No. 33-42391) filed on August 20, 1991.

          (c) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 2 to the Registration Statement on form N-1A filed via EDGAR on December 30, 1993 (file No. 33-42391).

       5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (file No. 33-42391) filed on December 31, 1992.

          (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (file No. 33-42391) filed on December 31, 1992.

       6. (a)(i) Distribution Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. for the Class A shares dated July 1, 1993, incorporated by reference to Exhibit 6(a)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on form N-1A filed via EDGAR on December 30, 1993 (file No. 33-42391).

          (b)(i) ]Distribution Agreement between the Registrant and Prudential Securities Incorporated for the Class B shares dated July 1, 1993, incorporated by reference to Exhibit 6(b)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on form N-1A filed via EDGAR on December 30, 1993 (file No. 33-42391).

          (c) Selected Dealer Agreement, incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (file No. 33-42391) filed on December 31, 1992.


          (d) Distribution Agreement for Class A shares as amended and restated as of June 5, 1995.*



          (e) Distribution Agreement for Class B shares as amended and restated as of June 5, 1995.*



          (f) Distribution Agreement for Class C shares as amended and restated as of June 5, 1995.*



          (g) Form of Distribution Agreement for Class Z shares.*


       7. Not Applicable.


       8. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (file No. 33-42391) filed on December 31, 1992.



          (b) Form of Amendment to Custodian Contract.*


       9. Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (file No. 33-42391) filed on December 31, 1992.

       10. Opinion of Shereff, Friedman, Hoffman & Goodman, incorporated by reference to Exhibit No. 10 to Amendment No. 1 to the Registration Statement on Form N-1A (file No. 33-42391) filed on May 8, 1992.

       11. Consent of Independent Accountants.*

       12. Not Applicable.

       14. Not Applicable.

       15. (a)(i) Distribution and Service Plan for Class A shares dated July 1, 1993, incorporated by reference to Exhibit 15(a)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on form N-1A filed via EDGAR on December 30, 1993 (file No. 33-42391).

           (b)(i) Distribution and Service Plan for Class B shares dated July 1, 1993, incorporated by reference to Exhibit 15(b)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on form N-1A filed via EDGAR on December 30, 1993 (file No. 33-42391).


           (c) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (file no. 33-42391) filed via EDGAR on January 3, 1995.



           (d) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (file no. 33-42391) filed via EDGAR on January 3, 1995.

           (e) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(e) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (file no. 33-42391) filed via EDGAR on January 3, 1995.


       16. (a) Schedule of Computation of Performance Quotations, incorporated by reference to Exhibit No 16 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (file No. 33-42391) filed on December 31, 1992.


       17. Financial Data Schedules, filed as exhibit 27 for electronic purposes.*



       18. Rule 18f-3 Plan.*

------------

* Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


    As of October 13, 1995, there were 18,659, 54,495 and 370 record holders of Class A, Class B and Class C shares, respectively, of common stock, $.001 par value per share, of the Registrant.


ITEM 27. INDEMNIFICATION

    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(a) and 6(b) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Mutual Fund Management, Inc.

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed in March 1995).


    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


    NAME AND ADDRESS         POSITION WITH PMF                  PRINCIPAL OCCUPATIONS
------------------------   ----------------------  -----------------------------------------------
Brendan D. Boyle           Executive Vice          Executive Vice President and Director of
                           President and Director    Marketing, PMF; Senior Vice President,
                           of Marketing              Prudential Securities Incorporated
                                                     (Prudential Securities)

Stephen P. Fisher          Senior Vice President   Senior Vice President, PMF; Senior Vice
                                                     President, Prudential Securities

Frank W. Giordano          Executive Vice          Executive Vice President, General Counsel and
                           President, General        Secretary, PMF; Senior Vice President,
                           Counsel and Secretary     Prudential Securities

Robert F. Gunia            Executive Vice          Executive Vice President, Chief Financial and
                           President, Chief          Administrative Officer, Treasurer and
                           Financial and             Director, PMF; Senior Vice President,
                           Administrative            Prudential Securities
                           Officer, Treasurer and
                           Director

Theresa A. Hamacher        Director                Director, PMF; Vice President, Prudential; Vice
                                                     President, Prudential Investment Corporation
                                                     (PIC)

Timothy J. O'Brien         Director                President, Chief Executive Officer, Chief
                                                     Operating Officer and Director, PMFD; Chief
                                                     Executive Officer and Director, PMFS;
                                                     Director, PMF

Richard A. Redeker         President, Chief        President, Chief Executive Officer and
                           Executive Officer and     Director, PMF; Executive Vice President,
                           Director                  Director and Member of Operating Committee,
                                                     Prudential Securities; Director, PSG; Vice
                                                     President, PIC

S. Jane Rose               Senior Vice President,  Senior Vice President, Senior Counsel and
                           Senior Counsel and        Assistant Secretary, PMF; Senior Vice
                           Assistant Secretary       President and Senior Counsel, Prudential
                                                     Securities

    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


    NAME AND ADDRESS         POSITION WITH PIC                  PRINCIPAL OCCUPATIONS
------------------------   ----------------------  -----------------------------------------------
William M. Bethke          Senior Vice President   Senior Vice President, Prudential; Senior Vice
Two Gateway Center                                   President, PIC
Newark NJ 07102

John D. Brookmeyer, Jr.    Senior Vice President   Senior Vice President, Prudential; Senior Vice
Two Gateway Center                                   President, PIC
Newark, NJ 07102

Barry M. Gillman           Director                Director, PIC

Theresa A. Hamacher        Vice President          Vice President, Prudential; Director, PMF; Vice
                                                     President, PIC

Harry E. Knapp, Jr.        President, Chairman of  President, Chairman of the Board, Chief
                           the Board, Chief          Executive Officer and Director, PIC; Vice
                           Executive Officer and     President, Prudential
                           Director

William P. Link            Senior Vice President   Executive Vice President, Prudential; Senior
Four Gateway Center                                  Vice President, PIC
Newark, NJ 07102

Richard A. Redeker         Vice President          President, Chief Executive Officer and
One Seaport Plaza                                    Director, PMF; Executive Vice President,
New York, NY 10292                                   Director and Member of Operating Committee,
                                                     Prudential Securities; Director, PSG

Eric A. Simonson           Vice President and      Vice President and Director, PIC; Executive
                           Director                  Vice President; Prudential

Claude J. Zinngrabe, Jr.   Executive Vice          Vice President, Prudential; Executive Vice
                           President                 President, PIC


ITEM 29. PRINCIPAL UNDERWRITERS

    (a)(i) Prudential Securities


    Prudential Securities is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc., The Target Portfolio Trust and for Class B shares of Prudential Adjustable Rate Securities Fund, Inc., for Class B and Class C shares of Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal
Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series, New Jersey Money Market Series and Florida Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund, Prudential Utility Fund, Inc., Global Utility Fund, Inc.,

Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                   Corporate Investment Trust Fund
                   Prudential Equity Trust Shares
                   National Equity Trust
                   Prudential Unit Trusts
                   Government Securities Equity Trust
                   National Municipal Trust

    (ii) Prudential Mutual Fund Distributors, Inc.


    Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential-Bache MoneyMart Assets (d/b/a Prudential MoneyMart Assets), Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money
Fund), and for Class A shares of Prudential Adjustable Rate Securities Fund, Inc., Prudential California Municipal Fund (California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Hawaii Income Series, Maryland Series, Massachusetts Series, Michigan Series, New Jersey Series,
North Carolina Series, Ohio Series and Pennsylvania Series), Prudential
National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc.,
Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund) and The BlackRock
Government Income Trust.


    (b)(i) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.

                                                                                POSITIONS AND
                                            POSITIONS AND OFFICES WITH          OFFICES WITH
    NAME(1)                                         UNDERWRITER                  REGISTRANT
-------------------------------------  -------------------------------------   ---------------
Robert Golden........................  Executive Vice President and Director   None
Alan D. Hogan........................  Executive Vice President, Chief         None
                                         Administrative Officer and Director
Howard A. Knight.....................  Executive Vice President, Director,     None
                                         Corporate Strategy and New Business
                                         Development
George A. Murray.....................  Executive Vice President and Director   None
Leland B. Paton......................  Executive Vice President and Director   None
Vincent T. Pica, II..................  Director, Member of Operating           None
                                         Committee and Executive Vice
                                         President
Richard A. Redeker...................  Executive Vice President and Director   Director
Gregory W. Scott.....................  Executive Vice President, Chief         None
                                         Financial Officer and Director
Hardwick Simmons.....................  Chief Executive Officer, President      None
                                       and Director
Lee B. Spencer Jr....................  General Counsel; Executive Vice         None
                                         President and Director


    (ii) Information concerning the directors and officers of Prudential Mutual Fund Distributors, Inc., is set forth below.


Joanne Accurso-Soto..................  Vice President                          None
Dennis Annarumma.....................  Vice President, Assistant Treasurer     None
                                       and Assistant Comptroller
Phyllis J. Berman....................  Vice President                          None
Brendan D. Boyle.....................  Chairman and Director                   None
Stephen P. Fisher....................  Vice President                          None
Frank W. Giordano....................  Executive Vice President, General       None
                                         Counsel, Secretary and Director
Robert F. Gunia......................  Executive Vice President, Treasurer,    Vice President
                                         Comptroller and Director
Timothy J. O'Brien...................  President, Chief Executive Officer,     None
                                         Chief Operating Officer and
                                         Director
Richard A. Redeker...................  Director                                Director and
                                                                               President
Andrew J. Varley.....................  Vice President                          None
Anita L. Whelan......................  Vice President and Assistant            None
                                       Secretary


------------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171. The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison,

New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Three Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31. MANAGEMENT SERVICES

    Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

    The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 2nd day of November, 1995.


                                          PRUDENTIAL PACIFIC GROWTH FUND, INC.


                                                  /s/ RICHARD A. REDEKER

                                          ......................................


                                             (Richard A. Redeker, President)


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURE                              TITLE                     DATE
               ---------                              -----                     ----
        /s/ STEPHEN C. EYRE               Director                        November 2, 1995
  ......................................
            Stephen C. Eyre

       /s/ DELAYNE D. GOLD                Director                        November 2, 1995
  ......................................
            Delayne D. Gold

         /s/ DON G. HOFF                  Director                        November 2, 1995
  ......................................
              Don G. Hoff

     /s/ HARRY A. JACOBS, JR.             Director                        November 2, 1995
  ......................................
          Harry A. Jacobs, Jr.

       /s/ SIDNEY R. KNAFEL               Director                        November 2, 1995
  ......................................
            Sidney R. Knafel

      /s/ ROBERT E. LABLANC               Director                        November 2, 1995
  ......................................
           Robert E. LaBlanc

     /s/ THOMAS A. OWENS, JR.             Director                        November 2, 1995
  ......................................
          Thomas A. Owens, Jr.

      /s/ RICHARD A. REDEKER              President and Director          November 2, 1995
  ......................................
           Richard A. Redeker

      /s/ CLAY T. WHITEHEAD               Director                        November 2, 1995
  ......................................
           Clay T. Whitehead

        /s/ EUGENE S. STARK               Treasurer, Principal            November 2, 1995
  ......................................    Financial and Accounting
            Eugene S. Stark                 Officer

                                 EXHIBIT INDEX


  1. Amended and Restated Articles of Incorporation incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 5 to the Registration
      Statement on Form N-1A (file No. 33-42391) filed via EDGAR on January 3,
      1995.

  2. By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A
      (File No. 33,42391) filed via EDGAR.

  3.  Not Applicable.

  4. (a) Specimen stock certificate (Class A Shares), incorporated by reference to Exhibit No. 4(a) to the Registration Statement on Form N-1A (file No.
      33-42391) filed on August 20, 1991.
      (b) Specimen stock certificate (Class B Shares), incorporated by reference to Exhibit No. 4(b) to the Registration Statement on Form N-1A (file No.
      33-42391) filed on August 20, 1991.
      (c) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 2 to the Registration
      Statement on form N-1A filed via EDGAR on December 30, 1993 (file No.
      33-42391).

  5.  (a) Management Agreement between the Registrant and Prudential Mutual Fund
      Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A
      (file No. 33-42391) filed on December 31, 1992.
      (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc.
      and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 1 to the Registration
      Statement on Form N-1A (file No. 33-42391) filed on December 31, 1992.

  6.  (a)(i) Distribution Agreement between the Registrant and Prudential Mutual
      Fund Distributors, Inc. for the Class A shares dated July 1, 1993, incorporated by reference to Exhibit 6(a)(ii) to Post-Effective Amendment
      No. 2 to the Registration Statement on form N-1A filed via EDGAR on December
      30, 1993 (file No. 33-42391).

      (b)(i) Distribution Agreement between the Registrant and Prudential
      Securities Incorporated for the Class B shares dated July 1, 1993, incorporated by reference to Exhibit 6(b)(ii) to Post-Effective Amendment
      No. 2 to the Registration Statement on form N-1A filed via EDGAR on December
      30, 1993 (file No. 33-42391).

      (c) Selected Dealer Agreement, incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A
      (file No. 33-42391) filed on December 31, 1992.

      (d) Distribution Agreement for Class A shares as amended and restated as of June 5, 1995.*

      (e) Distribution Agreement for Class B shares as amended and restated as of June 5, 1995.*

      (f) Distribution Agreement for Class C shares as amended and restated as of June 5, 1995.*

      (g) Form of Distribution Agreement for Class Z shares.*

  7.  Not Applicable.


  8.  (a) Custodian Contract between the Registrant and State Street Bank and
      Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective
      Amendment No. 1 to the Registration Statement on Form N-1A (file No.
      33-42391) filed on December 31, 1992.
      (b) Form of Amendment to Custodian Contract.*

 9.  Transfer Agency and Service Agreement between Registrant and Prudential
      Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to
      Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A
      (file No. 33-42391) filed on December 31, 1992.

 10. Opinion of Shereff, Friedman, Hoffman & Goodman, incorporated by reference to Exhibit No. 10 to Amendment No. 1 to the Registration Statement on Form
      N-1A (file No. 33-42391) filed on May 8, 1992.

 11.  Consent of Independent Accountants.*

 12.  Not Applicable.

 14.  Not Applicable.

 15. (a)(i) Distribution and Service Plan for Class A shares, dated July 1, 1993 incorporated by reference to Exhibit 15(a)(ii) to Post-Effective Amendment
      No. 2 to the Registration Statement on form N-1A filed via EDGAR on December
      30, 1993 (file No. 33-42391).

      (b)(i) Amended and Restated Distribution and Service Plan for Class B shares dated July 1, 1993, incorporated by reference to Exhibit 15(b)(ii) to Post-Effective Amendment No. 2 to the Registration Statement on form N-1A filed via EDGAR on December 30, 1993 (file No. 33-42391).

      (c) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 5 to the
      Registration Statement on Form N-1A (file no. 33-42391) filed via EDGAR on
      January 3, 1995.

      (d) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 5 to the
      Registration Statement on Form N-1A (file no. 33-42391) filed via EDGAR on
      January 3, 1995.

      (e) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(e) to Post-Effective Amendment No. 5 to the
      Registration Statement on Form N-1A (file no. 33-42391) filed via EDGAR on
      January 3, 1995.

 16. (a) Schedule of Computation of Performance Quotations, incorporated by reference to Exhibit No 16 to Post-Effective Amendment No. 1 to the
      Registration Statement on Form N-1A (file No. 33-42391) filed on December
      31, 1992.

 17.  Financial Data Schedules, filed as exhibit 27 for electronic pruposes.*

 18.  Rule 18f-3 Plan.*


------------
* Filed herewith.